SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [     ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Exchange Act Rule 14a-12

LML PAYMENT SYSTEMS INC.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee if offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

LML PAYMENT SYSTEMS INC.
Suite 1680 - 1140 West Pender Street
Vancouver, British Columbia V6E 4G1

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 8, 2007

TO THE HOLDERS OF COMMON SHARES OF LML PAYMENT SYSTEMS INC.

The annual and special meeting of the shareholders of LML Payment Systems Inc. will be held at The Renaissance Vancouver Hotel, 1133 West Hastings Street, Vancouver, British Columbia, on August 8, 2007, at 10:00 a.m. local time, for the purposes of:

1.	electing four (4) members of our board of directors;

2.	appointment of our auditors;

3.
to consider, and if thought fit, approve an ordinary resolution to amend the Corporation’s 1996 Stock Option Plan to increase the number of common share purchase options granted or to be granted thereunder by 3,000,000 common shares;

4.
to consider, and if thought fit, approve an ordinary resolution to amend the Corporation’s 1998 Stock Incentive Plan to increase the number of common share purchase options granted or to be granted thereunder by 3,000,000 common shares;

5.
to consider and confirm, by ordinary resolution, an amendment to Section 8.05 of our Bylaws, to clarify the requirements with respect to the registration of transfers of the Corporation’s shares for which a certificate has not been issued; and

6.	transacting any other business that may properly come before the meeting or any adjournment or adjournments thereof.

The record date for our annual and special meeting is June 26, 2007.  Only shareholders of record at the close of business on June 26, 2007 are entitled to notice of, and to vote at, our annual and special meeting, and any adjournment or postponement of our annual and special meeting.

A copy of our Annual Report to Shareholders for the fiscal year ended March 31, 2007 accompanies this notice.

Our board of directors hopes that you will find it convenient to attend our annual and special meeting in person, but whether or not you attend, please mark, sign, date and return the enclosed Form of Proxy immediately to ensure that your common shares are represented at our annual and special meeting.  Returning your proxy does not deprive you of the right to attend our annual and special meeting and vote your common shares in person.

PLEASE MARK, SIGN, DATEAND RETURN THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Directors:
Patrick H. Gaines
President and CEO
Dated: July 6, 2007

PROXY STATEMENT

ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF LML PAYMENT SYSTEMS INC.
August 8, 2007

LML Payment Systems Inc.
Suite 1680 - 1140 West Pender Street
Vancouver, British Columbia V6E 4G1

The accompanying Form of Proxy is solicited on behalf of the board of directors of LML Payment Systems Inc. to be used at our annual and special meeting to be held at The Renaissance Vancouver Hotel, 1133 West Hastings Street, Vancouver, British Columbia, on August 8, 2007, at 10:00 a.m. local time.  This proxy statement, accompanying Form of Proxy, Notice of Meeting and Annual Report to Shareholders on Form 10-K for the fiscal year ended March 31, 2007 are first being mailed to shareholders on or about July 6, 2007.

We will bear the expense of this solicitation.  Certain of our directors, officers and employees may solicit the return of proxies by mail, telephone, facsimile or other similar means without additional compensation.  Requests will also be made of brokerage houses and custodians, nominees or fiduciaries to forward proxy material at our expense to the beneficial owners of stock held of record by such persons.  Our transfer agent, Computershare Investor Services Inc. (“Computershare”), has agreed to assist us in the tabulation of proxies and the counting of votes at our annual and special meeting.

All of a shareholder's common shares registered in the same name will be represented by one proxy.

WHO CAN VOTE

Only shareholders of record as of the close of business on June 26, 2007 are entitled to receive notice of, attend and vote at our annual and special meeting.  As of June 8, 2007, there were 20,207,094 common shares in the capital of our corporation issued and outstanding owned by approximately 378 shareholders of record.  We have no other voting securities outstanding.  Each shareholder of record on June 26, 2007 is entitled to one vote for each common share held.

HOW YOU CAN VOTE

Common shares cannot be voted at our annual and special meeting unless the holder of record is present in person or represented by proxy.  A shareholder has the right to attend our annual and special meeting at the time and place set forth in the Notice of Annual and Special Meeting and to vote their shares directly at the meeting.  In the alternative, a shareholder may appoint a person to represent such shareholder at our annual and special meeting by completing the enclosed Form of Proxy, which authorizes a person other than the holder of record to vote on behalf of the shareholder, and returning it to our transfer agent, Computershare Investor Services Inc., 6th Floor, 530 - 8th Avenue, S.W., Calgary, Alberta T2P 3S8 (facsimile (403) 267-6529) in the enclosed envelope.  All shareholders are urged to mark, sign, date and promptly return the enclosed Form of Proxy by mail in the enclosed envelope, or by telephone or electronically via the Internet, after reviewing the information contained in this proxy statement. Valid proxies will be voted at our annual and special meeting and at any postponements or adjournments thereof as you direct in the proxy, provided that such proxies are received by Computershare at least 48 hours prior to the scheduled time of the annual and special meeting, or any adjournment thereof, or deposited with the Chair of the annual and special meeting on the day of the annual and special meeting or any adjournment thereof prior to the time of voting.

The common shares represented by the proxy will be voted, or withheld from voting, as directed in the proxy.  If no direction is given and the proxy is validly executed, the proxy will be voted FOR the election of the nominees for our board of directors set forth in this proxy statement; FOR the appointment of our independent auditors, Grant Thornton LLP.; FOR increasing the number of common share purchase options granted or to be granted under our 1996 Stock Option Plan by 3,000,000 common shares; FOR increasing the number of common share purchase options granted or to be granted under our 1998 Stock Incentive  Plan by 3,000,000 common shares, and FOR amending Section 8.05 of our Bylaws, to clarify the requirements with respect to the registration of transfers of the Corporation’s shares for which a certificate has not been issued.   If any other matters properly come before our annual and special meeting, the persons authorized under the proxies will vote upon such other matters in accordance with their best judgment, pursuant to the discretionary authority conferred by the proxy.

ADVICE TO BENEFICIAL HOLDERS OF COMMON SHARES

THE INFORMATION SET FORTH IN THIS SECTION IS OF SIGNIFICANT IMPORTANCE TO MANY SHAREHOLDERS OF OUR CORPORATION AS A SUBSTANTIAL NUMBER OF SHAREHOLDERS DO NOT HOLD SHARES IN THEIR OWN NAME.

Shareholders who do not hold their shares in their own name (referred to in this proxy statement as “beneficial shareholders”) should note that only proxies deposited by shareholders whose names appear on the records of our corporation as the registered holders of common shares can be recognized and acted upon at our annual and special meeting.  If common shares are listed in an account statement provided to a shareholder by a broker, then in almost all cases those common shares will not be registered in the shareholder's name on the records of our corporation.  Such common shares will more likely be registered under the name of the shareholder's broker or an agent of that broker.  In the United States, the vast majority of such shares are registered under the name of Cede & Co. as nominee for The Depositary Trust Company (which acts as depositary for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee for many Canadian brokerage firms).  Beneficial shareholders should ensure that instructions respecting the voting of their common shares are communicated to the appropriate person.

Applicable regulatory policy requires intermediaries/brokers to seek voting instructions from beneficial shareholders in advance of shareholders' meetings.  Every intermediary/broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by beneficial shareholders in order to ensure that their common shares are voted at our annual and special meeting.  The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. (“Broadridge U.S.”) (formerly known as ADP Investor Communication Services) in the United States and Broadridge Investor Communications Solutions, Canada (“Broadridge Canada”) (formerly known as ADP Investor Communications Canada) in Canada.  Broadridge U.S. and Broadridge Canada typically apply a special sticker to proxy forms, mail those forms to the beneficial shareholders and ask beneficial shareholders to return the proxy forms to Broadridge U.S. for the United States and Broadridge Canada for Canada.  Broadridge U.S. and Broadridge Canada then tabulate the results of all instructions received and provide appropriate instructions respecting the voting of shares to be represented at our annual and special meeting.  A beneficial shareholder receiving a Broadridge U.S. proxy or a Broadridge Canada proxy cannot use that proxy to vote common shares directly at our annual and special meeting - the proxy must be returned to Broadridge U.S. or Broadridge Canada, as the case may be, well in advance of our annual and special meeting in order to have the common shares voted.

Although a beneficial shareholder may not be recognized directly at our annual and special meeting for the purposes of voting common shares registered in the name of his broker (or agent of the broker), a beneficial shareholder may attend our annual and special meeting as proxyholder for the registered shareholder and vote the common shares in that capacity.  Beneficial shareholders who wish to attend our annual and special meeting and indirectly vote their common shares as proxyholder for the registered shareholder should enter their own names in the blank space on the instrument of proxy provided to them and return the same to their broker (or the broker's agent) in accordance with the instructions provided by such broker (or agent), well in advance of our annual and special meeting.

Alternatively, a beneficial shareholder may request in writing that his or her broker send to the beneficial shareholder a legal proxy which would enable the beneficial shareholder to attend our annual and special meeting and vote his or her common shares.

QUORUM

A quorum of shareholders is necessary to take action at our annual and special meeting.  A minimum of one person present in person or represented by proxy and holding at least 33 1/3 percent of the outstanding common shares as at June 26, 2007 will constitute a quorum for the transaction of business at our annual and special meeting.  However, if a quorum is not present, the shareholders present at our annual and special meeting have the power to adjourn the meeting until a quorum is present.  At any such adjourned meeting at which a quorum is present or represented by proxy, any business may be transacted that might have been transacted at the original meeting.  Broker non-votes occur when a nominee holding common shares for a beneficial owner of those common shares has not received voting instructions from the beneficial owner with respect to a particular matter and such nominee does not possess or choose to exercise discretionary authority with respect thereto.  Broker non-votes and abstentions will be included in the determination of the number of common shares present at our annual and special meeting for quorum purposes but will not be counted as votes cast on any matter presented at our annual and special meeting.

YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO MARK, DATE, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY WHETHER OR NOT YOU PLAN TO ATTEND OUR ANNUAL AND SPECIAL MEETING.  IF YOU PLAN TO ATTEND OUR ANNUAL AND SPECIAL MEETING TO VOTE IN PERSON AND YOUR SHARES ARE REGISTERED WITH OUR TRANSFER AGENT (COMPUTERSHARE INVESTOR SERVICES INC.) IN THE NAME OF A BROKER OR BANK, YOU MUST SECURE A PROXY FROM THE BROKER OR BANK ASSIGNING VOTING RIGHTS TO YOU FOR YOUR COMMON SHARES.

REVOCATION OF PROXIES

You may revoke your proxy at any time prior to the start of our annual and special meeting in three ways:

1.	by delivering a written notice of revocation to the Secretary of our corporation;

2.	by submitting a duly executed proxy bearing a later date; or

3.	by attending our annual and special meeting and expressing the desire to vote your common shares in person (attendance at our annual and special meeting will not in and of itself revoke a proxy).

CURRENCY

Except where otherwise indicated, all dollar ($) amounts referred to in this proxy statement are expressed in U.S. dollars.

PROPOSAL ONE - ELECTION OF DIRECTORS

Our Restated Articles of Incorporation provide that the number of directors shall be determined by resolution of our board of directors and set out in the notice calling the annual and special meeting of shareholders provided that the number of directors may be not less than three (3) or more than fifteen (15).  The number of our directors has been set at four (4). All of our current directors are standing for re-election at our annual and special meeting.  Each director who is elected will serve until an annual meeting is held for the fiscal period ending March 31, 2008, until his or her successor has been elected and qualified, or until the director's earlier death, resignation or removal. Each nominee has consented to being named in this proxy statement and to serve if elected.  We have no reason to believe that any of the nominees will be unable to serve if elected, but if any of them should become unable to serve as a director, and if our board of directors designates a substitute nominee, the persons named in the accompanying Form of Proxy will vote for the substitute nominee designated by our board of directors, unless a contrary instruction is given in the Form of Proxy.

Directors are elected by a plurality of votes cast in person or by proxy at our annual and special meeting.  Votes may be cast in favour or withheld.  Votes that are withheld will be excluded entirely from the vote and will have no effect.  Votes that are withheld for a particular nominee will be excluded from the vote for that nominee only.

NOMINEES

The persons nominated to be directors are listed below.  All of the nominees are currently directors.  The following information as of June 8, 2007, which has been provided by the individuals named, is submitted concerning the nominees named for election as directors:

Name	Age	Position with the Corporation	Date Position First Held

Patrick H. Gaines	48	President, Chief Executive Officer and Director	1990 - Director; March 31, 1992 – President; February 9, 2000 – CEO
Greg A. MacRae	53	Director	February 12, 1998
L. William Seidman	86	Director	October 13, 1999
Jacqueline Pace	63	Director	November 27, 2000

Patrick H. Gaines

Patrick H. Gaines has been our President since March 31, 1992, our Chief Executive Officer since February 9, 2000, and a member of our board of directors since 1990.  Mr. Gaines is also the President and a director of each of our subsidiaries (LML Corp., Legacy Promotions Inc., LHTW Properties, Inc., LML Patent Corp. and LML Payment Systems Corp.).  In addition to his position as President of LML Corp., LML Patent Corp. and LML Payment Systems Corp., he is also the Chief Executive Officer of each of those subsidiaries.

Greg A. MacRae

Greg A. MacRae is currently employed as the President of CSI Capital Solutions Inc., a position he has held since September 1996.  Mr. MacRae was a director of Royal Victoria Minerals Ltd. from April to October, 2003.  Mr. MacRae has been a director of North Group Limited since July, 2002, Black Mountain Capital Corporation (f/k/a Mercury Partners and Company Limited) since August, 2003, Pacific Northwest Partners Ltd. since October, 2003, and Starfire Minerals Inc. since April, 2005. Prior to his position with CSI Capital Solutions Inc., between February 1985 and September 1996, Mr. MacRae was the Senior Account Manager of the Corporate Services Department at Montreal Trust Company of Canada (now Computershare Investor Services Inc.).

L. William Seidman

L. William Seidman has been employed as the chief commentator for CNBC-TV since December 1992.  Mr. Seidman also serves as the publisher of Bank Director and Board Member magazines, and has consulted with numerous organizations, including Deposit Corporation of Japan, Tiger Management, J.P. Morgan Inc., The World Bank, BDO Seidman and The Capital Group.  Mr. Seidman served on the White House staff of President Gerald R. Ford as Assistant for Economic Affairs from 1974 to 1977, and served President Ronald Reagan as co-chair of the White House Conference on Productivity in 1983 and 1984.  Mr. Seidman also served as the first Chairman of the Resolution Trust Company from 1989 to 1991 and the fourteenth Chairman of the FDIC from 1985 to 1991. Mr. Seidman is also on the board of directors of Par Pharmaceuticals Inc.

Jacqueline Pace

Since January 2000, Jacqueline Pace has been self-employed as an attorney.  Prior to that, between November 1998 and January 2000, Ms. Pace was employed as an attorney by Baker & Hostetler, and from November 1991 to November 1998, she was employed as an attorney by Pillsbury Madison & Sutro.  Ms. Pace holds a Juris Doctor degree from Emory University School of Law, and a Bachelor of Arts degree from The American University.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES SET FORTH IN PROPOSAL ONE.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During the fiscal year ended March 31, 2007, our board of directors held fifteen (15) meetings and acted three (3) time by written consent.  With the exception of one meeting which one of our directors was unable to attend, the meetings were attended by all of our directors either in person or by teleconference.  Messrs. McRae and Seidman and Ms. Pace are independent directors within the meaning of the listing standards of the NASDAQ Stock Market.  Our independent directors meet regularly following most directors’ meetings. During the fiscal year ended March 31, 2007, our independent directors held nine (9) meetings, and attended such meetings either in person or by teleconference.

For the fiscal year ended March 31, 2007, the board of directors had four (4) standing committees:  the audit committee, the compensation committee, the nominating and corporate governance committee and the stock option plan administration committee.

From time to time the Board has also established special committees of the Board whose purposes are to provide oversight regarding various corporate transactions or initiatives, as the case may be.

Audit Committee

We have a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, and Section 173 of the Business Corporations Act (Yukon).

           During the fiscal year ended March 31, 2007, the members of the audit committee included Greg A. MacRae (Chair), L. William Seidman and Jacqueline Pace. During the fiscal year ended March 31, 2007, the audit committee met five (5) times. The meetings were attended by all of the members of the committee either in person or by teleconference.

           The function of the audit committee is set out in its written charter, and includes reviewing and approving the scope of audit procedures employed by our independent auditors, approving in advance all audit and permitted non-audit services performed by the independent auditors and the scope and cost of their annual audit, reviewing the independent auditors' opinions on the adequacy of internal controls and quality of financial reporting, and reviewing our accounting and reporting principles, policies and practices, as well as its accounting, financial and operating controls. The audit committee also reports to our board of directors with respect to such matters and approves the selection of independent auditors.

           The board of directors has determined that each member of the audit committee is financially literate, that the audit committee has at least one member who is an "audit committee financial expert", as defined by the Securities and Exchange Commission and that L. William Seidman is an "audit committee financial expert".

           The board of directors has determined that all of the members of the Audit Committee are independent within the meaning of the listing standards of The NASDAQ Stock Market.

Compensation Committee

We have a separately designated standing compensation committee.  During the fiscal year ended March 31, 2007, the members of the compensation committee included Jacqueline Pace (Chair), Greg A. MacRae, and L. William Seidman.  Our compensation committee met three (3) times during the fiscal year ended March 31, 2007 and all members attended such meeting.

           The compensation committee's duties are set out in its written charter and include developing policies that are designed to offer competitive compensation opportunities for our executive officers that are based on personal performance, individual initiative and achievement, as well as assisting in attracting and retaining qualified executives. The compensation committee also endorses the position that stock ownership by management and stock-based compensation arrangements are beneficial in aligning management's and shareholders' interests in the enhancement of shareholder value.

           The Board has determined that all of the members of the Compensation Committee are independent within the meaning of the listing standards of The NASDAQ Stock Market.

Nominating and Corporate Governance Committee

We have a separately designated standing nominating and corporate governance committee.  During the fiscal year ended March 31, 2007, the members of LML’s nominating and corporate governance committee included L. William Seidman (Chair), Greg A. MacRae and Jacqueline Pace. The nominating and corporate governance committee met one (1) time during the fiscal year ended March 31, 2007 and all of the members of the committee attended the meeting in person or by teleconference.  Our nominating and corporate governance committee's duties are set out in its written charter which sets forth its primary responsibilities of developing criteria for evaluating and selecting new directors to serve on our board of directors, recommending nominees for election as directors to our board of directors, the evaluation of the qualifications and independence of directors and members of the various committees of our board of directors and the development and recommendation to our board of directors of corporate governance principles applicable to our corporation.

The nominating and corporate governance committee will seek highly qualified, independent candidates who combine a broad spectrum of experience and expertise with a reputation for integrity.  Candidates should have experience in positions with a high degree of responsibility and be leaders in the companies or institutions with which they are affiliated.  The nominating and corporate governance committee will consider candidates recommended by our directors, members of management and shareholders.

The committee will consider nominees recommended by shareholders if such proposed nominations are submitted to our corporation in writing by shareholders no later than 120 days before the first anniversary of the date of the proxy statement sent to shareholders in connection with the previous year’s annual meeting.  The nominating and corporate governance committee believes this deadline is reasonable and in the best interests of the corporation and our shareholders because it ensures that the committee has sufficient time to properly evaluate all proposed candidates.  Shareholder recommendations may be submitted to the Secretary of the corporation at 1140 West Pender Street, Suite 1680, Vancouver, British Columbia, Canada, V6E 4G1, and they will be forwarded to the nominating and corporate governance committee members for their consideration. Any such recommendation should include the following information:

a)	the number of shares of our corporation held by the shareholder making the recommendation;

b)	the name and address of the candidate;

c)
a brief biographical description of the candidate, including his or her occupation for at least the last five years, and a statement of the candidate’s qualifications, taking into account the qualification requirements set forth above;

d)
information regarding the recommended candidate relevant to a determination of whether the recommended candidate would be considered independent within the meaning of the listing standards of The NASDAQ Stock Market; and

e)	the candidate's signed consent to serve as a director if elected and to be named in the proxy statement.

Once we receive the recommendation, we may request additional information from the candidate about the candidate's independence, qualifications and other information that would assist the nominating and corporate governance committee in evaluating the candidate, as well as certain information that must be disclosed about the candidate in our corporation’s proxy statement, if nominated. Candidates must complete and return the questionnaire within the timeframe provided to be considered for nomination by the committee.   Candidates recommended by shareholders that comply with these procedures will receive the same consideration that candidates recommended by the nominating and corporate governance committee and management receive.

           The board of directors has determined that all of the members of the Nominating and Corporate Governance Committee are independent within the meaning of the listing standards of The NASDAQ Stock Market.

Stock Option Plan Administration Committee

We have a separately designated standing stock option plan administration committee. During the fiscal year ended March 31, 2007, the members of our stock option plan administration committee included Patrick H. Gaines (Chair), Jacqueline Pace and Greg A. McRae.  During the fiscal year ended March 31, 2007, our stock option plan administration committee met one (1) time and acted five (5) times by written consent.  The function of the stock option plan administration committee is to oversee both our 1996 Stock Option Plan and our 1998 Stock Incentive Plan.  The committee has sole discretion as to the interpretation and construction of any provision of the 1996 Stock Option Plan and the 1998 Stock Incentive Plan, and the determination of the terms and conditions with respect to any grant made pursuant to both the 1996 Stock Option Plan and the 1998 Stock Incentive Plan.

Other Committees

From time to time the Board has established special committees of the Board whose purposes are to provide oversight regarding various corporate transactions or initiatives, as the case may be.

Corporate Governance and Ethics Information

The charters of our audit, compensation, and nominating and corporate governance committees can be viewed on our website at the following address:  http://www.lmlpayment.com/html/governance.html. We have adopted a Code of Ethics applicable to our principal executive officer, principal financial officer, controller and others performing similar functions.  Our Code of Ethics also applies to all of our other employees and to our directors.  Our Code of Ethics is available on our website located at www.lmlpayment.com under the heading “Investor Relations; Corporate Governance”.  We intend to satisfy any disclosure requirements pursuant to Item 5.05 of Form 8-K regarding any amendment to, or a waiver from, certain provisions of our Code of Ethics by posting such information on our website (unless we are otherwise required to file a Form 8-K under the rules and regulations of The NASDAQ Stock Market).

REPORT OF THE AUDIT COMMITTEE

The Securities and Exchange Commission rules now require our corporation to include in our proxy statement a report from the audit committee of our board of directors.  The following report concerns the audit committee's activities regarding oversight of our corporation's financial reporting and auditing process.  For the fiscal year ended March 31, 2007, the audit committee has:

(1)
reviewed and discussed with our corporation's management the audited consolidated financial statements, management’s assessment of the effectiveness of the corporation’s internal control over financial reporting, and the independent accountants’ evaluation of the corporation’s internal control over financial reporting;

(2)	discussed with the independent accountants the matters described in Statement of Auditing Standards No. 61, as amended;

(3)
received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with the independent accountants their independence; and

(4)
recommended to our board of directors that the audited financial statements be included in our corporation's Annual Report on Form 10-K for the period ended March 31, 2007, based on the review and discussions referred to above.

AUDIT COMMITTEE

Greg A. MacRae
L. William Seidman
Jacqueline Pace

DIRECTOR COMMUNICATIONS

Shareholders may contact any of our directors, including any committee of the board of directors or the entire board of directors, by writing to “The Board of Directors of LML Payment Systems Inc.”, c/o LML Payment Systems Inc., Suite 1680-1140 West Pender Street, Vancouver, British Columbia, Canada, V6E 4G1.

AUDIT COMMITTEE COMMUNICATIONS

Shareholders may contact the Chair of the Audit Committee, Mr. MacRae, regarding any complaints or concerns related to the corporation's accounting practices, internal controls or auditing matters by writing to “Chair of the Audit Committee of LML Payment Systems Inc.”, c/o LML Payment Systems Inc., Suite 1680-1140 West Pender Street, Vancouver, British Columbia, Canada, V6E 4G1.  Our corporation’s process for collecting and organizing all communications received by us from our shareholders has been approved by a majority of our independent directors.

ANNUAL AND SPECIAL MEETING ATTENDANCE

We have not adopted a formal policy with respect to the members of our board of directors attending our annual and/or special meetings, however all of the members of our board of directors attended our annual meeting on August 30, 2006.

EXECUTIVE OFFICERS

As of June 8, 2007 we had four (4) executive officers, as follows:

Name and Age of Executive Officers	Position with Our Corporation and Work History

Patrick H. Gaines Age: 48
President since March 31, 1992, Chief Executive Officer since February 9, 2000 and Director since 1990

Patrick H. Gaines has been our President since March 31, 1992, our Chief Executive Officer since February 9, 2000 and a member of our board of directors since 1990.  Mr. Gaines is also the President and a director of each of our subsidiaries (LML Corp., Legacy Promotions Inc., LHTW Properties, Inc., LML Patent Corp. and LML Payment Systems Corp.).  In addition to his position as President of LML Corp., LML Patent Corp. and LML Payment Systems Corp., he is also the Chief Executive Officer of each of those subsidiaries.  Mr. Gaines is married to Carolyn L. Gaines, our Corporate Secretary.

Richard R. Schulz Age: 35
Controller (Chief Accounting Officer) since June 2002

Richard R. Schulz has been employed as our Controller and Chief Accounting Officer since June 2002.  Mr. Schulz was employed with our corporation as the Assistant Controller from August 2001 to June 2002.  Prior to that, Mr. Schulz was self-employed as a financial consultant with RRS Consulting from June 1, 2000 to July 31, 2001, and prior to that he was employed as a senior staff accountant with Dale Matheson Carr-Hilton Chartered Accountants from May 1, 1992 to May 31, 2000.

Carolyn L. Gaines Age: 40
Secretary since February 1995

Carolyn L. Gaines has served as Secretary of our corporation and certain of our subsidiaries since February 1995, and has served our corporation and our subsidiaries in various administrative capacities since 1989. Mrs. Gaines is married to Patrick H. Gaines, our President and Chief Executive Officer.

Robert E. Peyton Age: 49
Executive Vice-President of LML Payment Systems Corp. since April, 2001

Robert E. Peyton has been employed as Executive Vice-President of our subsidiary, LML Payment Systems Corp., since April 1, 2001.  Prior to that, commencing in 1996, Mr. Peyton served as the President of Phoenix EPS, Inc.  Mr. Peyton remained as the President of Phoenix EPS, Inc. following our acquisition of Phoenix EPS, Inc. on July 9, 2000.

 COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Messrs. MacRae and Seidman and Ms. Pace served as members of the compensation committee during the last fiscal year.  None of these persons: (a) is a current or former officer or employee of LML, or of any of its subsidiaries; or (b) participated, either directly or indirectly, in any transaction or any series of transactions to which LML or any of its subsidiaries was or is a party, and which involved an amount in excess of $120,000.  During the last fiscal year, no executive officer of LML served as a member of the board of directors or as a member of the compensation committee of another entity one of whose executive officers served as a member of LML’s board of directors or compensation committee.

COMPENSATION OF DIRECTORS

The following table sets forth for each director certain information concerning the compensation of independent (non-employee) directors as of March 31, 2007

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Option Awards(1) ($)	Total ($)

Greg A. MacRae	$14,500	$50,040(2)	$64,540
Jacqueline Pace	$12,000	$50,040(2)	$62,040
L. William Seidman	$12,000	$50,040(2)	$62,040

(1)
The amounts reported in the “Option Awards” column reflect the dollar amount recognized for financial statement reporting purposes with respect to the 2007 fiscal year for the fair value of shares of restricted stock granted in fiscal 2007 as well as those granted in prior fiscal years.  These values have been calculated in accordance with SFAS 123R using the closing price of our common stock on the date of grant. For additional information relating to the assumptions used in the calculation of these amounts please refer to Note 3 in our financial statements for the second quarter of the fiscal year ended March 31, 2007, included in our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 6, 2006.  The amounts in this column reflect our accounting expense for these awards, and may not correspond to the actual value that will be recognized by the independent directors.  On August 30, 2006, each of the independent directors was granted 25,000 stock options at an exercise price of $3.62 per share. On August 24, 2005, each of the independent directors was granted 25,000 stock options at an exercise price of $4.52 per share.  Options granted to our independent directors vest on the first anniversary of the date of grant.

(2)	This amount consists of (i) $23,300 related to 25,000 options granted in August 2005 and (ii) $26,740 related to 25,000 options granted in August 2006.

We pay an annual director's fee to each of our independent directors as follows: cash compensation in the amount of $12,000 and a grant of 25,000 stock options for services rendered as a director in the fiscal year.  The annual director's fee is paid pursuant to a compensation plan that we adopted for our independent directors during the fiscal year ended March 31, 2005. The stock options awarded under the plan vest on the first anniversary date of their issuance. The $12,000 cash component is payable annually on the date of our annual meeting and the options are to be awarded on the same date.   We do not compensate employee directors for their service as directors.

           During the fiscal year ended March 31, 2007, our Board, upon recommendation by our Compensation Committee, determined that the Chairman of our Audit Committee should receive an annual retainer for this position in the amount of U.S. $2,500 in recognition of the increased responsibilities of this role specifically as related to the requirements of the Sarbanes-Oxley Act of 2002.

           Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at board or committee meetings. The board of directors may award special remuneration to any director undertaking any special services on behalf our corporation other than services ordinarily required of a director. Other than as indicated in this Proxy Statement, no director received and/or accrued any compensation for his or her services as a director, including committee participation and/or special assignments.

EQUITY COMPENSATION PLAN INFORMATION

We have a 1996 Stock Option Plan and a 1998 Stock Incentive Plan (collectively, our “Stock Option Plans”).  Our 1996 Stock Option Plan currently permits the granting of up to 3,000,000 options (which may be incentive stock options or non-qualified stock options) to purchase our common stock.  Our 1998 Stock Incentive Plan currently permits the granting of up to 3,000,000 awards (including stock options, stock appreciation rights, restricted stock and other stock-based awards) to purchase or acquire our common stock.  Our Stock Option Plans are currently administered by our stock option plan administration committee, which has the sole discretion to determine the terms and conditions of options or other awards granted pursuant to our Stock Option Plans and to interpret and administer the Stock Option Plans.

The following table provides a summary of the number of options granted under our Stock Option Plans, the weighted average exercise prices and the number of options remaining available for issuance, all as at March 31, 2007.

	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options and warrants	Number of securities remaining available for future issuance under equity compensation plans

Equity compensation plans approved by security holders	2,225,500(1)	$4.59	1,657,967(2)
Equity compensation plans not approved by security holders	-	-	-
Total	2,225,500	$4.59	1,657,967

(1)
Comprised of 1,216,000 common shares to be issued upon exercise of outstanding options as at March 31, 2007 under the 1996 Stock Option Plan and 1,009,500 common shares to be issued upon exercise of outstanding options as at March 31, 2007 under the 1998 Stock Incentive Plan.

(2)
Comprised of 176,000 common shares which remain available for future issuance as at March 31, 2007 under the 1996 Stock Option Plan and 1,481,967 common shares which remain available for future issuance as at March 31, 2007 under the 1998 Stock Incentive Plan.

During the fiscal year ended March 31, 2007, stock options to acquire an aggregate of 125,000 shares of common stock were granted under our 1996 Stock Option Plan, none of which had expired on or before March 31, 2007, and awards to acquire an aggregate of 635,000 shares of common stock were granted under our 1998 Stock Incentive Plan, none of which had expired on or before March 31, 2007.  Of the options granted under the 1996 Stock Option Plan during the fiscal year ended March 31, 2007, options to purchase 25,000 shares of our common stock at an exercise price of $3.62 per share were granted to one of our directors and options to purchase a total of 100,000 shares of our common stock at an exercise price of $3.62 were granted to three executive officers of our corporation, one of whom is also a director of our corporation.  Of the options granted under our 1998 Stock Incentive Plan during the fiscal year ended March 31, 2007, options to purchase 50,000 shares of our common stock at an exercise price of $3.62 were granted to two of our directors and options to purchase a total of 50,000 shares of our common stock at an exercise price of $2.95 per share were granted to an executive officer of one our subsidiaries (who is also a Named Executive Officer).

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

The following Compensation Discussion and Analysis describes the material elements of compensation for our executive officers identified in the Summary Compensation Table, whom we refer to in this Proxy Statement as our “Named Executive Officers.”  The Compensation Committee of the Board is governed by its charter adopted by our board of directors on June 8, 2004 and makes all decisions for the total direct compensation—that is, the base salary and stock option awards—of all of our executive officers (including Named Executive Officers) who are employed by LML, including Patrick H. Gaines, our Chief Executive Officer (and a Named Executive Officer), Richard R. Schulz, our Controller and Chief Accounting Officer (and a Named Executive Officer), and Carolyn L. Gaines, our Corporate Secretary.  Patrick H. Gaines, our Chief Executive Officer, makes all of the decisions regarding the total direct compensation of all of the executive officers of our subsidiaries, including Robert E. Peyton, Executive Vice-President of our subsidiary LML Payment Systems Corp., who is also a Named Executive Officer identified in the Summary Compensation Table.

The day-to-day design and administration of the compensation policies applicable to our employees in general are handled by our Human Resources and Accounting departments.  The Stock Option Plan Administration Committee of the Board, in consultation with our Compensation Committee and our Human Resources and Accounting Departments, is responsible for the determination of option awards to the employees (including Named Executive Officers) of LML and its subsidiaries.

Compensation Philosophy

We believe that our success depends in large part on our ability to attract and retain qualified executive officers.  As part of our efforts to satisfy the need to attract, retain and motivate the individuals who possess the skills necessary to grow our business, our management and our Compensation Committee believe that our compensation programs should reflect our compensation philosophy. This philosophy includes the following core beliefs:

•	our executive officers should be rewarded fairly and competitively through a mix of short-term compensation (i.e., base salary) and long-term compensation (i.e., stock option grants);

•	our compensation programs should be flexible in order to meet the needs of our business and should be reviewed periodically, as appropriate, by our Compensation Committee;

•	stock ownership by our executive officers demonstrates an economic stake in our business that aligns the interests of our executive officers with those of our shareholders; and

•	our executive officers should share appropriately with investors in the value that their results help to create.

While a key component of our compensation philosophy is to pay our executive officers (including our Named Executive Officers) an annual cash salary that is competitive among our peer group, we believe that short-term financial rewards alone are not sufficient to attract and retain our executive officers (including our Named Executive Officers) and that a properly designed long-term compensation program is a necessary component of recruitment and retention of these individuals.  We currently have two long-term incentive plans (our 1996 Stock Option Plan and our 1998 Stock Incentive Plan) that give our Compensation Committee, together with our Stock Option Plan Administration Committee, the ability to provide appropriate long-term incentives to our executive officers (including our Named Executive Officers).

Historically we have not given (and do not currently intend to give) bonuses as part of our compensation of our executive officers.

Role of Executive Officers in Determining Compensation

As stated above, the Compensation Committee makes all final decisions for the total direct compensation of all of our executive officers (including Named Executive Officers) who are employed by LML, and Patrick H. Gaines, our CEO, makes all final decisions for the total direct compensation of all executive officers (including Named Executive Officers) who are employed by our subsidiaries.

With respect to the compensation of our executive officers (including Named Executive Officers) who are employed by us, Mr. Gaines recommends to the Compensation Committee the annual base salary and any adjustment from the prior year’s base salary for each executive officer, other than himself.  The Compensation Committee can exercise its discretion to modify any recommendations provided by Mr. Gaines.  The Compensation Committee determines Mr. Gaines’ salary.  In addition Mr. Gaines makes all of the decisions with respect to the compensation of our executive officers (including Mr. Peyton, a Named Executive Officer) who are employed by our subsidiaries.

Mr. Gaines and the Compensation Committee, in making the compensation recommendations and decisions described above, rely on information and analyses provided to them by our Human Resources and Accounting Departments, including information and analyses regarding (i) the performance, productivity and, where applicable, achievement of individual and/or corporate goals and objectives by the respective executive officers and (ii) the compensation paid to executive officers with comparable titles and responsibilities who are employed by companies within our peer group (including Efunds Corp, PMT Services Inc. and Electronic Clearing House Inc.).

Components of Executive Compensation

As discussed above, compensation paid to our executive officers (including our Named Executive Officers) is generally comprised of two components: (i) base salary and (ii) long-term compensation in the form of stock options.  Decisions regarding base salary and stock option awards for our Named Executive Officers are based on the objectives of our compensation philosophy described above and, in particular, are designed to motivate these executives to achieve our business goals and reward the executives for achieving these goals.

Specific compensation levels for our executive officers (including our Named Executive Officers) are determined by consideration of a number of factors, including each officer's initiative and contribution to our overall corporate performance and the officer's managerial abilities and performance in any special projects that the officer may have undertaken. Subjective considerations of individual performance are considered in establishing both base and incentive compensation.  Our Compensation Committee also considers our financial position and cash flow in making compensation decisions.  In addition, the Compensation Committee also considers the overall compensation paid to executive officers of companies within LML’s peer group who have comparable titles and responsibilities, after making allowances for the different scales of operations of those other companies as compared to our corporation.  The peer group that has traditionally been considered by the Compensation Committee consists principally of companies operating in the financial services/transaction processing industry, including Efunds Corp, PMT Services Inc. and Electronic Clearing House Inc.

Base Salary

We provide our executive officers (including our Named Executive Officers) with base salary to compensate them for services rendered during the year.  Ensuring that each executive officer is paid a competitive base salary that reflects the individual's level of responsibility is an important consideration in setting executive compensation.  These base salaries are based on experience, skills, job responsibilities and individual contribution, with consideration given to the compensation paid to executive officers of companies within LML’s peer group who have comparable titles and responsibilities.   Salary levels are typically considered annually as part of our performance review process as well as upon a promotion or other change in job responsibility. The members of the Compensation Committee, relying on their significant current and past business experience, make reasoned subjective determinations as to merit based increases to salaries for our executive officers (including our Named Executive Officers) based on a number of factors, including (i) an assessment of each individual’s performance during the prior year and (ii) the base salaries paid to comparable executives within LML’s peer group.  Mr. Gaines’ employs the same principles and philosophies in determining base salaries for the executive officers of our subsidiaries, including Mr. Peyton, a Named Executive Officer.

Stock Option Awards

Stock option awards are an integral component of the compensation package for our executive officers, including our Named Executive Officers.  Our Compensation Committee recommends the grant of stock option awards for our executive officers (including our Named Executive Officers) who are employed by LML to our Stock Option Plan Administration Committee for their consideration and, if seen fit, approval, and Mr. Gaines recommends the grant of stock option awards for our executive officers (including our Named Executive Officers) who are employed by LML’s subsidiaries to our Stock Option Plan Administration Committee for their consideration and, if seen fit, approval.  Specifically, for our Named Executive Officers, stock option awards are determined by the Compensation Committee and awarded by the Stock Option Plan Administration Committee in the case of Mr. Gaines and Mr. Schulz; and are recommended by Mr. Gaines and awarded by and in consultation with the Stock Option Plan Administration Committee in the case of Mr. Peyton.  In making their determinations and recommendations as to stock option awards, the Compensation Committee and Mr. Gaines take into account (i) the current base salary (and any proposed increases) for the executive officers (including the Named Executive Officers), and (ii) the level of stock options and other long-term compensation awarded to executives with comparable titles and job responsibilities within LML’s peer group, as well as the total compensation being paid to those executives relative to the total compensation received by LML’s executives.

Setting Fiscal 2007 Compensation for our Named Executive Officers

Our Compensation Committee met three (3) times during the fiscal year ended March 31, 2007 to, among other things, discuss and set compensation levels for our executive officers (including Named Executive Officers) employed by LML.

The fiscal 2007 compensation levels for our Named Executive Officers set by our Compensation Committee (in the case of Mr. Gaines and Mr. Schulz) and by Mr. Gaines (in the case of Mr. Peyton) were dependent in large part on the prior years’ compensation levels of those officers, which is discussed in more detail below.

Historical Compensation Levels of Named Executive Officers

During the year ended March 31, 2001, the Compensation Committee established Mr. Gaines’ base annual salary at $150,000.  In formulating compensation levels for Mr. Gaines (and our other executive officers) for the 2001 fiscal year, the Compensation Committee took into consideration the compensation paid to comparable executives within LML’s peer group in the financial services/transaction processing industry (including Concord EFS, Efunds Corp, PMT Services Inc. and Electronic Clearing House Inc.), after making allowances for the different scales of operations of these other companies as compared to our corporation.  The Compensation Committee did not retain an independent compensation consultant, nor did the compensation committee rely upon any formal study or review of comparable companies in our corporation's industry in formulating compensation levels and policies for the 2001 fiscal year (or for any fiscal year since).

During the year ended March 31, 2002, Mr. Gaines voluntarily agreed to a 20% reduction in his base annual salary to $120,000.  This reduction, which took effect at the midpoint of the fiscal year, resulted in Mr. Gaines’ actual salary for the year ended March 31, 2002 being $135,000.  During the years ended March 31, 2003 and 2004, his base annual salary was $120,000.  On March 30, 2004, the Compensation Committee determined that, for administrative reasons, Mr. Gaines’ salary be changed from United States dollars to Canadian dollars.  This resulted in Mr. Gaines’ annual compensation of $120,000 U.S. becoming $168,000 Canadian for the fiscal years ended March 31, 2005 and 2006.

The base salary for Mr. Schulz was established by management on August 1, 2001 upon commencement of his employment with our corporation in the position of Assistant Controller.  In setting Mr. Schulz’s initial compensation level, our management took into consideration the compensation paid to comparable executives within LML’s peer group.

The base salary for Mr. Peyton, who is employed by a subsidiary of LML, was established by management in July 2000 in connection with the acquisition of the subsidiary by LML and was principally the result of negotiations between Mr. Peyton and LML as part of the acquisition..  Mr. Peyton was party to an employment agreement with the subsidiary (LML Payment Systems Corp.) from July 9, 2000 until July 9, 2006, when the agreement expired in accordance with its terms (although he remains employed with the same title, position and responsibilities as he had under the employment agreement).  Mr. Peyton received an annual salary of $150,000 during the fiscal year ended March 31, 2003.  During the year ended March 31, 2004, Mr. Peyton voluntarily agreed to a 20% reduction in his base annual salary to $120,000.  This reduction, which took effect at the midpoint of the fiscal year, resulted in Mr. Peyton's actual base annual salary for the year ended March 31, 2004 being $135,000.  Mr. Peyton received an annual salary of $120,000 during the fiscal years ended March 31, 2005 and 2006.

Fiscal 2007 Compensation Levels of Named Executive Officers

In August 2006, the Compensation Committee reviewed Mr. Gaines’ base salary and his compensation history.  In reviewing Mr. Gaines’ compensation history, the Compensation Committee noted that Mr. Gaines’ base salary, since it was first established at US$150,000 by the Compensation Committee in fiscal 2001, had never been increased.  The Compensation Committee also noted that Mr. Gaines had voluntarily agreed to a reduction in salary of 20% in fiscal 2002.  In light of these and other factors (including the compensation levels of comparable executives within LML’s peer group), on August 30, 2006, the Compensation Committee increased Mr. Gaines’ annual base salary from CDN$168,000 to CDN$181,000.

           In August 2006, the Compensation Committee reviewed Mr. Schulz’s base salary.  The Compensation Committee noted in particular that the completion of any of the potential mergers or business combination transactions that LML was evaluating at that time would likely result in significantly increased future responsibilities for Mr. Schulz.  In light of Mr. Schulz’s past performance and the anticipated future increase in his job responsibilities, on August 30, 2006, the Compensation Committee increased Mr. Schulz’s annual base salary from CDN$87,000 to CDN$101,000.

           In addition to these increases in base salary for Messrs. Gaines and Schulz, on August 30, 2006, the Compensation Committee also recommended the grant of 50,000 stock options to Mr. Gaines and 25,000 stock options to Mr. Schulz, which were granted to them by the Stock Option Plan Administration Committee on August 30, 2006.  All of these stock options, which were fully vested on the date of grant, have an exercise price of $3.62 per share and expire on August 30, 2011.

In May 2006, Mr. Gaines reviewed Mr. Peyton’s base salary and his compensation history.  In reviewing Mr. Peyton’s compensation history, Mr. Gaines noted that Mr. Peyton voluntarily agreed to a reduction in salary of 20% in fiscal 2004 and had not received any base compensation increases since such time.  In light of these and other factors, (including the compensation levels of comparable executives within LML’s peer group), Mr. Gaines increased Mr. Peyton’s annual base salary to $180,000 per year effective May 1, 2006. In addition, Mr. Gaines recommended the grant of 50,000 stock options to Mr. Peyton, which were granted to Mr. Peyton by the Stock Option Plan Administration Committee on October 5, 2006.  These stock options have an exercise price of $2.95 per share and expire on October 5, 2011.

Perquisites
Our Named Executive Officers are not entitled to any benefits that are not otherwise available to all of our employees.  We do not provide pension arrangements, post-retirement health coverage, or similar benefits for our Named Executive Officers or other employees.

401(k) Plan

We do not provide pension arrangements or post-retirement health coverage for our Named Executive Officers. Our Named Executive Officers who are U.S. residents are eligible to participate in our 401(k) plan.  We provide a matching contribution to eligible Named Executive Officers.  See “Summary Compensation Table” below.

Nonqualified Deferred Compensation

We do not provide any nonqualified defined contribution or other deferred compensation plans.

Employment Arrangements

All of our Named Executive Officers are employees-at-will and as such do not have employment contracts with us.

Compensation Committee Report

The Compensation Committee of the Board has reviewed this Compensation Discussion and Analysis and has discussed this analysis with management. Based on its review and discussions with management, the committee recommended to our Board that the Compensation Discussion and Analysis be included in this proxy statement.  This report is provided by the following independent directors, who comprise the committee:

COMPENSATION COMMITTEE

L. William Seidman
Greg A. MacRae
Jacqueline Pace

Summary of Compensation of Executive Officers

The following table summarizes the compensation that LML paid during the fiscal years ended March 31, 2007, March 31, 2006 and March 31, 2005 to its Principal Executive Officer, its Principal Financial Officer and to one Executive Vice-President of LML’s subsidiary, LML Payment Systems Corp. (“Named Executive Officers”).

Summary Compensation Table

Name and Principal Position	Fiscal Year Ended	Salary (US$)	Option Awards (US$) (1)	All Other Compensation(US$)	Total (US$)

Patrick H. Gaines President, CEO and Director	2007	$175,583(2)	$91,214(1)	-	$266,797
	2006	$168,000(3)		-	$168,000
	2005	$168,000(3)		-	$168,000

Richard R. Schulz Controller, Principal and Financial Officer	2007	$95,166(4)	$146,941(1)	-	$242,107
	2006	$81,375(4)		-	$81,375
	2005	$72,000(4)		-	$72,000

Robert E. Peyton Executive Vice-President of Information Technologies of LML Payment Systems Corp.	2007	$173,076	$11,785(1)	$ 1,730(5)	$186,591
	2006	$120,000	-	$1,473(5)	$121,473
	2005	$120,000	-	$4,292(5)	$124,292

(1)
The amounts reported in the “Option Awards” column reflect the dollar amount of expense recognized for financial statement reporting purposes for the fiscal year ended March 31, 2007, in accordance with SFAS 123R. For additional information relating to the assumptions used in the calculation of these amounts for Messrs. Gaines and Schulz, refer to Note 3 in our financial statements for the second quarter of the fiscal year ended March 31, 2007, included in our Quarterly Report on Form 10-Q filed with the SEC on November 6, 2006.  For additional information relating to the assumptions used in the calculation of these amounts for Mr. Peyton, refer to Note 3 to our financial statements for the third quarter of the fiscal year ended March 31, 2007, included in our Quarterly Report on Form 10-Q filed with the SEC on February 6, 2007.  Other than indicated below or otherwise in this Proxy Statement, we have not granted any restricted shares or restricted share units, stock appreciation rights ("SARs") or long term incentive plan payouts to the named officers and directors during the fiscal years indicated.

The amount reported in the “Option Awards” column for Mr. Gaines is related to stock options to purchase 50,000 common shares granted in August, 2006.  The amount reported in the “Option Awards” column for Mr. Schulz consists of: (i) US$101,334 related to stock options to purchase 80,000 common shares granted in April 2004 and (ii) US$45,607 related to stock options to purchase 25,000 common shares granted in August, 2006.  The amount reported in the “Option Awards” column for Mr. Peyton is related to stock options to purchase 50,000 common shares granted in October 2006.

(2)	On August 30, 2006, the Compensation Committee increased Mr. Gaines’ annual compensation from Cdn.$168,000 to Cdn.$181,000.

(3)
On March 30, 2004, the Compensation Committee determined that, for administrative reasons, Mr. Gaines’ salary be changed from United States dollars to Canadian dollars. This resulted in Mr. Gaines’ annual compensation of US$120,000 becoming Cdn.$168,000 for the fiscal years ended March 31, 2005 and 2006.

(4)	Canadian Dollars.

(5)	Represents matching payments made by LML to Mr. Peyton’s account under the Corporation’s 401(k) plan.

Grants of Plan-Based Awards During the Fiscal Year Ended March 31, 2007

Grants of Plan-Based Awards

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards (US$/Sh)	Grant Date Fair Value of Option Awards(1) (US$)

Patrick H. Gaines President, CEO and Director	August 30, 2006	50,000	$3.62	$91,214
Richard R. Schulz Controller and Principal Financial Officer	August 30, 2006	25,000	$3.62	$45,607
Robert E. Peyton Executive Vice-President of Information Technology of LML Payment Systems Corp.	October 5, 2006	50,000	$2.95	$72,913

(1)	Represents the total SFAS 123R grant date fair value of the grant.

Outstanding Equity Awards at March 31, 2007

Outstanding Equity Awards At Fiscal Year-End

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date

Patrick H. Gaines	250,000	-	$6.25	April 1, 2009
	75,000	-	$4.52	August 24, 2010
	50,000	-	$3.62	August 30, 2011

Richard R. Schulz	80,000	-	$5.00	August 19, 2007
	80,000	-	$6.25	April 1, 2009
	25,000	-	$4.52	August 24, 2010
	25,000	-	$3.62	August 30, 2011

Robert E. Peyton	80,000	-	$5.00	August 19, 2007
	18,750	31,250(1)	$2.95	October 5, 2011

(1)	These options will vest as to 6,250 options on each of October 5, 2007, April 5, 2008, October 5, 2008, April 5, 2009 and October 5, 2009.

Option Exercises and Stock Vested at March 31, 2007

There were no options exercised by any Named Executive Officers during the fiscal year ended March 31, 2007.  We have not awarded stock to any Named Executive Officers.

Potential Payments upon Termination or Change in Control

We do not have any contracts, agreements or other arrangements with any of our Named Executive Officers that provide for payments to them upon their termination of employment or upon a change of control of LML.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that LML’s executive officers and directors and persons who own more than 10% of a registered class of LML’s equity securities file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the Securities and Exchange Commission regulations to furnish the Corporation with copies of all Section 16(a) reports they file.

To the best of the Corporation’s knowledge, all executive officers and directors and greater than 10% shareholders filed the required reports in a timely manner during the fiscal year ended March 31, 2007.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 8, 2007, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock and by each director, director nominee and named executive officer, and by the directors and executive officers as a group.  Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated.  Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

	Shares of Common Stock Beneficially Owned

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)

Patrick H. Gaines (President/CEO/Director) 1680 – 1140 West Pender St. Vancouver, British Columbia	799,894(2)	3.9%
Richard R. Schulz (Controller and Chief Accounting Officer) 1680 – 1140 West Pender St. Vancouver, British Columbia	210,000
Greg A. MacRae (Director) 613 – 375 Water St. Vancouver, British Columbia	95,000(3)	*
L. William Seidman (Director) Suite 800 - 1025 Connecticut Ave. N.W. Washington, D.C.	95,000(4)	*
Jacqueline Pace (Director) P.O. Box 141 Bailey, MS	70,500(5)	*
Robert E. Peyton 4141 N. Granite Reef Rd., Scottsdale, AZ 85251	715,749(6)	3.5%
The Estate of Robert E. Moore c/o Mr. Howard J. Kellough 2800 – 1055 Dunsmuir St. Vancouver, British Columbia	5,029,481(7)	24.9%
Directors and Executive Officers as a Group (7 persons)	2,183,255(8)	10.3%

* Indicates less than 1%

(1)
Based on 20,207,094 shares of common stock issued and outstanding as of June 8, 2007.  Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.  Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.  Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days of June 8, 2007, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2)
Includes 375,000 options exercisable within sixty days of June 8, 2007.  On April 1, 2004, we granted to Mr. Gaines options to purchase 250,000 common shares in the capital of our corporation.  The options vested on April 1, 2004, are exercisable at a price of $6.25 per share, and expire on April 1, 2009. On August 24, 2005 we granted to Mr. Gaines options to purchase 75,000 common shares in the capital of our corporation.  The options vested on August 24, 2005, are exercisable at a price of $4.52 per share and expire on August 24, 2010. On August 30, 2006 we granted to Mr. Gaines options to purchase 50,000 common shares in the capital of our corporation.  The options vested on August 30, 2006, are exercisable at a price of $3.62 per share and expire on August 30, 2011. Also includes shares held by companies controlled by Mr. Gaines as follows:

(a)	Keats Investments Ltd.: 168,400 shares
(b)	397389 British Columbia Ltd.: 16,622 shares
(c)	Does not include any shares beneficially held by Carolyn L. Gaines, Mr. Gaines’ spouse

(3)
Includes 70,000 options exercisable within sixty days of June 8, 2007.  On September 4, 2002, we granted to Mr. MacRae options to purchase 10,000 common shares in the capital of our corporation, all of which vested on September 4, 2003. These options are exercisable at a price of $5.90 per share and expire on September 4, 2007.  On August 20, 2003, we granted to Mr. MacRae options to purchase 10,000 common shares in the capital of our corporation, all of which vested on August 20, 2004. These options are exercisable at a price of $4.74 per share and expire on August 20, 2008.  On August 25, 2004, we granted to Mr. MacRae options to purchase 25,000 common shares in the capital of our corporation, all of which vested on August 25, 2005.  These options are exercisable at a price of $5.08 per share and expire on August 25, 2009. On August 24, 2005, we granted to Mr. MacRae options to purchase 25,000 common shares in the capital of our corporation, all of which will vest on August 24, 2006.  These options are exercisable at a price of $4.52 per share and expire on August 24, 2010.

(4)
Includes 70,000 options exercisable within sixty days of June 8, 2007.  On September 4, 2002, we granted to Mr. Seidman options to purchase 10,000 common shares in the capital of our corporation, all of which vested on September 4, 2003. These options are exercisable at a price of $5.90 per share and expire on September 4, 2007. On August 20, 2003, we granted to Mr. Seidman options to purchase 10,000 common shares in the capital of our corporation, all of which will vest on August 20, 2004. These options are exercisable at a price of $4.74 per share and expire on August 20, 2008. On August 25, 2004, we granted to Mr. Seidman options to purchase 25,000 common shares in the capital of our corporation, all of which vested on August 25, 2005.  These options are exercisable at a price of $5.08 per share and expire on August 25, 2009.  On August 24, 2005, we granted to Mr. Seidman options to purchase 25,000 common shares in the capital of our corporation, all of which will vest on August 24, 2006.  These options are exercisable at a price of $4.52 per share and expire on August 24, 2010.

(5)
Includes 70,000 options exercisable within sixty days of June 8, 2007.    On September 4, 2002, we granted to Ms. Pace options to purchase 10,000 common shares in the capital of our corporation, all of which vested on September 4, 2003. These options are exercisable at a price of $5.90 per share and expire on September 4, 2007. On August 20, 2003, we granted to Ms. Pace options to purchase 10,000 common shares in the capital of our corporation, all of which vested on August 20, 2004. These options are exercisable at a price of $4.74 per share and expire on August 20, 2008.  On August 25, 2004, we granted to Ms. Pace options to purchase 25,000 common shares in the capital of our corporation, all of which vested on August 25, 2005.  These options are exercisable at a price of $5.08 per share and expire on August 25, 2009. On August 24, 2005, we granted to Ms. Pace options to purchase 25,000 common shares in the capital of our corporation, all of which will vest on August 24, 2006.  These options are exercisable at a price of $4.52 per share and expire on August 24, 2010.

(6)
Includes 98,750 options exercisable within sixty days of June 8, 2007.  On August 19, 2002, we granted to Mr. Peyton options to purchase 80,000 common shares in the capital of our corporation, of which 20,000 options vested on August 9, 2002 and 10,000 options vested on each of February 19, 2003, August 19, 2003, February 19, 2004, August 19, 2004, February 19, 2005 and August 19, 2005. The options are exercisable at a price of $5.00 per share and expire on August 19, 2007.  On October 5, 2006 we granted to Mr. Peyton options to purchase 50,000 common shares in the capital of our corporation, of which 12,500 options vested on October 5, 2006 and 6,250 options vested on April 5, 2007 and 6,250 options will vest on each of October 5, 2007, April 5, 2008, October 5, 2008, April 5, 2009 and October 5, 2009.  The options are exercisable at a price of $2.95 per share and expire on October 5, 2011.

(7)	Includes 1,326,468 shares held by companies controlled by Mr. Moore’s Estate as follows:

(a)	716377 Alberta Ltd.: 1,233,332 shares
(b)	Lancia Investments Ltd.: 49,900 shares
(c)	719774 Alberta Ltd.: 43,236 shares

(8)
Includes 1,043,750 options exercisable within sixty days of June 8, 2007.  Includes shares beneficially owned by Carolyn L. Gaines, who is an executive officer of our corporation but who is not a named executive officer for the purposes of this proxy statement.

PROPOSAL TWO - APPOINTMENT OF INDEPENDENT AUDITORS

Grant Thornton LLP of Vancouver, British Columbia, Canada, has been selected by our board of directors and audit committee to serve as our independent auditors for the fiscal year ending March 31, 2008.  Grant Thornton LLP was appointed by our audit committee to serve as our independent auditors effective July 12, 2004.  It is proposed that the remuneration to be paid to the independent auditors be fixed by our audit committee.

During the two most recent fiscal years there were no disagreements between us and Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreement or disagreements, if not resolved to the satisfaction of the independent auditors, would have caused it to make reference to the subject matter of the disagreement or disagreements in connection with its report on the financial statements for such years.

All services provided by Grant Thornton LLP in the fiscal year ended March 31, 2007 have been reviewed with our audit committee to confirm that the performance of such services is consistent with the regulatory requirements for auditor independence.

A representative of Grant Thornton LLP is not expected to be present at our annual and special meeting, nor is a representative of Grant Thornton LLP expected to make a statement.  In the event that a representative of Grant Thornton LLP is present at our annual and special meeting, such representative or representatives will have an opportunity to make a statement if such representative or representatives so desire, and will be available to respond to appropriate questions by shareholders. The affirmative vote of a majority of the common shares represented in person or by proxy at our annual and special meeting is required to approve this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2008.

AUDIT FEES

As at May 31, 2007, Grant Thornton LLP had billed our corporation aggregate fees of CDN$163,000 for: professional services rendered for the audit of our annual financial statements included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2007; the audit of our corporation’s internal control over financial reporting; and the attestation of management’s report on the effectiveness of internal control over financial reporting.  In addition, for the review of our financial statements included in our Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2006, September 30, 2006, and December 31, 2006, the aggregate fees billed by Grant Thornton LLP were CDN$45,000.

As at June 30, 2006, Grant Thornton LLP had billed our corporation aggregate fees of CDN$165,000 for: professional services rendered for the audit of our annual financial statements included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2006; the audit of our corporation’s internal control over financial reporting; and the attestation of management’s report on the effectiveness of internal control over financial reporting.  In addition, for the review of our financial statements included in our Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2005, September 30, 2005, and December 31, 2005, the aggregate fees billed by Grant Thornton LLP were CDN$39,000.

AUDIT-RELATED FEES

During the fiscal years ended March 31, 2006 and 2007, there were no audit-related fees billed to our corporation by Grant Thornton LLP which are not otherwise reported under the caption “Audit Fees” above.  “Audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of our corporation’s financial statements and internal control over financial reporting, including services in connection with assisting the corporation in its compliance with its obligations under Section 404 of the Sarbanes-Oxley Act and related regulations.

TAX FEES

During the fiscal years ended March 31, 2007 and 2006, we did not engage Grant Thornton LLP to provide us with any services related to tax compliance, tax advice or tax planning.

ALL OTHER FEES

During the fiscal year ended March 31, 2007, the aggregate fees billed for services by Grant Thornton LLP that did not constitute audit fees, audit-related fees or tax fees were CDN$26,400.  These fees related primarily to consultation with respect to the accounting and disclosure treatment of the Corporation’s patent litigation, settlement and licensing activities.

During the fiscal year ended March 31, 2006, we did not engage Grant Thornton LLP to provide us with any services that did not constitute audit fees, audit-related fees or tax fees.

PRE-APPROVAL POLICIES OF AUDIT COMMITTEE

Our audit committee has adopted a policy governing the pre-approval by the audit committee of all services, audit and non-audit, to be provided to the corporation by its independent auditors.  Under the policy, the audit committee has pre-approved the provision by the corporation’s independent auditors of specific audit, audit-related, tax and other non-audit services as being consistent with auditor independence.  Requests or applications to provide services that require the specific pre-approval of the audit committee must be submitted to the audit committee by the independent auditors, and the independent auditors must advise the audit committee as to whether, in the independent auditor’s view, the request or application is consistent with the Securities and Exchange Commission’s rules on auditor independence.  The audit committee may delegate either type of pre-approval authority to one or more of its members, and has currently delegated such authority to the chairman of the audit committee.  All audit and non-audit services performed by our independent registered public accounting firm during the fiscal year ended March 31, 2007 and March 31, 2006 were pre-approved in accordance with this policy.

PROPOSAL THREE – AMENDMENT OF 1996 STOCK OPTION PLAN

Proposed Amendment to the 1996 Stock Option Plan

Our 1996 Stock Option Plan, which was first adopted by our Board of Directors and shareholders in 1996, provides for the grant of stock options to acquire our common stock to eligible participants.  The purpose of our 1996 Stock Option Plan is to advance the interests of our corporation by encouraging our directors, management and employees to increase their proprietary interest in our corporation and to remain associated with our corporation, as well as to furnish participants with an additional incentive in their efforts on our corporation's behalf.  The Board of Directors believes that the grant of stock options is a highly effective way to align the interests of management with those of our shareholders and provides a cost-effective means of recognizing employee contributions to the success of the Corporation.

At our annual meeting on September 18, 2000, our shareholders approved an amendment to our 1996 Stock Option Plan to increase the number of options to purchase common shares in our capital from 2,500,000 common shares to 3,000,000 common shares.  As of June 15, 2007, a total of 2,824,000 stock options have been granted under the 1996 Stock Option Plan, of which 1,216,000 remain outstanding as of that date.  As of June 15, 2007, a total of 176,000 stock options remain available to be granted under the 1996 Stock Option Plan.

The Board of Directors believes that increasing the number of shares of common stock available for grant under our 1996 Stock Option Plan will be important to our future success by allowing us to remain competitive in attracting and retaining highly qualified employees and executive officers.  Therefore, in June 2007, the Board of Directors approved an amendment to the 1996 Stock Option Plan to increase the number of common share purchase options granted or to be granted thereunder by 3,000,000 common shares, subject to shareholder approval.

Accordingly, the shareholders of the Corporation are now being asked to consider and, if thought fit, pass the following ordinary resolution:

“RESOLVED that the 1996 Stock Option Plan in the form approved by the directors of the Corporation, pursuant to which the maximum number of common shares which may be issued under the 1996 Stock Option Plan be increased by 3,000,000 common shares, be and the same is hereby approved, subject to any amendment thereto requested or required by the applicable regulatory authorities.”

The affirmative vote of a majority of the common shares represented in person or by proxy at our annual and special meeting is required to approve this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" INCREASING THE NUMBER OF COMMON SHARE PURCHASE OPTIONS GRANTED OR TO BE GRANTED UNDER OUR 1996 STOCK OPTION PLAN BY 3,000,000 COMMON SHARES.

Summary of the 1996 Stock Option Plan

The material terms of the 1996 Stock Option Plan are summarized below.  The following summary of certain provisions of the 1996 Stock Option Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 1996 Stock Option Plan, a copy of which was filed as Exhibit 99.2 to a Form S-8 filed by LML with the SEC on November 6, 2000 (which can be found at www.sec.gov).

Administration and General Terms

Our 1996 Stock Option Plan is currently administered by our stock option plan administration committee.  The committee considers recommendations from our corporation’s compensation committee as to the granting of stock options and has sole discretion as to the interpretation and construction of any provision of the 1996 Stock Option Plan, and the determination of the terms and conditions of options granted pursuant  to the 1996 Stock Option Plan, although no participant may be granted options exceeding the maximum number of shares permitted under the rules of any stock exchange on which the common shares are then listed or other regulatory body having jurisdiction. The exercise price of options issued under the 1996 Stock Option Plan shall not be less than the price permitted by any applicable regulator (and, in any event, will not be less than 100% of the fair market value of our common stock on the date of grant) and such price shall be paid in cash or by certified check or bank draft.  The term of each option shall not exceed that permitted by any applicable regulator (presently 10 years from the date of grant), and the right to exercise options is limited in the event the participant ceases, for any reason, to be a director, officer, employee or consultant of our corporation.  Options will be evidenced by a written agreement or other document containing the terms and conditions of the options. Options are generally not transferable or assignable, other than by will or by the laws of descent and distribution upon the demise of the option holder.

Shares Available for Option Grants

If the amendment to the 1996 Stock Option Plan is approved by shareholders, the aggregate number of shares of our common stock that would be available for future issuance would be 3,176,000.  In the event of an equity restructuring of our Corporation that causes the per-share fair value of the our common stock to change (e.g., a stock dividend, stock split, spinoff, etc.), the committee will make equitable adjustments to the share limits described above, the number and type of shares subject to outstanding options, and the purchase or exercise price of outstanding options. In the case of any other corporate transaction or event, the committee may make adjustments in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the 1996 Stock Option Plan.

Shares that are subject to options that terminate, lapse or are cancelled or forfeited will be available again for grant under the 1996 Stock Option Plan.

Eligibility

Generally, employees, directors, officers and consultants of LML are eligible to receive options under the 1996 Stock Option Plan (except that under the terms of the plan, U.S. residents are not eligible to receive option grants).  As of June 15, 2007, approximately 10 employees, officers and directors of LML are eligible as a class to be selected by the committee to receive options under the 1996 Stock Option Plan.

Withholding of Taxes

The Corporation may deduct, from any payment or distribution of shares under the 1996 Stock Option Plan, the amount of any tax required by law to be withheld with respect to such payment, or may require the participant to pay such amount to the Corporation prior to, and as a condition of, making such payment or distribution.

Termination and Amendment

The 1996 Stock Option Plan became effective in 1996 and will continue until suspended or terminated by the Board of Directors, provided no such suspension or termination will adversely affect any then-outstanding options that have been granted under the plan. The Board of Directors may at any time amend the 1996 Stock Option Plan, provided that the Board will obtain shareholder approval of any amendment if required under any applicable laws or under the rules of any regulatory agency.

Federal Income Tax Consequences

The following discussion of the principal U.S. federal income tax consequences of participation in the 1996 Stock Option Plan is based on statutory authority, as well as judicial and administrative interpretations as of the date of this proxy statement, all of which are subject to change at any time (possibly with retroactive effect).  The following discussion pertains only to the tax laws of the U.S. and does not pertain to the tax laws of any other jurisdiction (including Canada).

Grant of Stock Options

The grant of a stock option is not expected to result in any taxable income for the recipient.

Exercise of Stock Options

Upon exercise of a non-qualified stock option, the option holder must recognize ordinary income equal to the excess of the fair market value of the shares of LML common stock acquired on the date of exercise over the exercise price, and the Corporation generally will be entitled at that time to an income tax deduction for the same amount. The holder of an incentive stock option generally will have no taxable income upon exercising the option (except that an alternative minimum tax liability may arise), and the Corporation will not be entitled to an income tax deduction.

Disposition of Shares Acquired Upon Exercise of Options

The tax consequence upon a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held and whether the shares were acquired by exercising an incentive stock option or by exercising a non-qualified stock option. Generally, there will be no tax consequence to the Corporation in connection with the disposition of shares acquired under an option, except that the Corporation may be entitled to an income tax deduction in the case of the disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding periods set forth in the Internal Revenue Code have been satisfied.

Income Tax Deduction

Subject to the usual rules concerning reasonable compensation, including the Corporation's obligation to withhold or otherwise collect certain income and payroll taxes, the Corporation generally will be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from option grants made under the 1996 Stock Option Plan.

Plan Benefits

The table below shows the aggregate number of stock options granted under the 1996 Stock Option Plan during our fiscal year ended March 31, 2007 to (i) each Named Executive Officer named in the Summary Compensation Table in this proxy statement, (ii) each nominee for election as a director, and (iii) and each group specified below.  Additional information regarding grants of equity awards is contained in the "Equity Compensation Plan Information” and “Executive Compensation” sections in this proxy statement.  The amounts and types of options that will be granted in the future under the 1996 Stock Option Plan are not determinable because the committee in its discretion will make such determinations.

Name or Group	Number of Shares Subject to Stock Options

Patrick H. Gaines, President, CEO and a Director	50,000

Greg A. MacRae, Director	25,000

L. William Seidman, Director	0

Jacqueline Pace, Director	0

Richard R. Schulz, Controller and Chief Accounting Officer	25,000

Robert E. Peyton, Executive Vice-President of Information Technologies of LML Payment Systems Corp.	0

All Current Executive Officers as a Group(1)	100,000

Non-Employee Directors as a Group(2)	25,000

All Employees Who Are Not Executive Officers, as a Group	0

(1) Includes options granted to Messrs. Gaines and Schulz
(2) Includes options granted to Mr. MacRae.

On June 15, 2007, the closing price of LML’s common stock on The NASDAQ Capital Market was $3.55 per share.

PROPOSAL FOUR – AMENDMENT OF 1998 STOCK INCENTIVE PLAN

Proposed Amendment to the 1998 Stock Incentive Plan

Our 1998 Stock Incentive Plan, which was first adopted by our Board of Directors and shareholders in 1998, provides for the grant of stock options, restricted stock and other stock-based awards to acquire our common stock to eligible participants.  The purpose of the 1998 Stock Incentive Plan is to attract and retain the best available personnel, to provide additional incentives to employees, officers, directors and consultants to achieve the goals of our corporation and our shareholders and to promote the success of our business.  The Board of Directors believes that the grant of stock options and other equity awards is a highly effective way to align the interests of management with those of our shareholders and provides a cost-effective means of recognizing employee contributions to the success of the Corporation.

At our annual meeting on September 18, 2000, our shareholders approved an amendment to our 1998 Stock Incentive Plan to increase the maximum number of common shares in our capital that may be issued pursuant to all awards granted under the 1998 Stock Incentive Plan from 1,000,000 common shares to 3,000,000 common shares.  As of June 15, 2007, a total of 1,518,033 stock options have been granted under the 1998 Stock Incentive Plan, of which 1,009,500 remain outstanding as of that date.  As of June 15, 2007, a total of 1,481,967 stock options and other awards remain available to be granted under the 1998 Stock Incentive Plan.

The Board of Directors believes that increasing the number of shares of common stock available for grant under our 1998 Stock Incentive Plan will be important to our future success by allowing us to remain competitive in attracting and retaining highly qualified employees and executive officers.  Therefore, in June 2007, the Board of Directors approved an amendment to the 1998 Stock Incentive Plan to increase the number of common share purchase options and other stock-based awards granted or to be granted thereunder by 3,000,000 common shares , subject to shareholder approval.

Accordingly, the shareholders of the Corporation are now being asked to consider and, if thought fit, pass the following ordinary resolution:

“RESOLVED that the 1998 Stock Incentive Plan in the form approved by the directors of the Corporation, pursuant to which the maximum number of common shares which may be issued under the 1998 Stock Incentive Plan be increased by 3,000,000 common shares, be and the same is hereby approved, subject to any amendment thereto requested or required by the applicable regulatory authorities.”

The affirmative vote of a majority of the common shares represented in person or by proxy at our annual and special meeting is required to approve this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" INCREASING THE NUMBER OF COMMON SHARE PURCHASE OPTIONS OR OTHER STOCK-BASED AWARDS GRANTED OR TO BE GRANTED UNDER OUR 1998 STOCK INCENTIVE PLAN BY 3,000,000 COMMON SHARES.

Summary of the 1998 Stock Incentive Plan

The material terms of the 1998 Stock Incentive Plan are summarized below.  The following summary of certain provisions of the 1998 Stock Incentive Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 1998 Stock Incentive Plan, a copy of which was filed as Exhibit 99.1 to a Form S-8 filed by LML with the SEC on November 6, 2000 (which can be found at www.sec.gov).

Administration and General Terms

Our 1998 Stock Incentive Plan is currently administered by our stock option plan administration committee.  The committee considers recommendations from the corporation’s compensation committee as to the granting of stock options or other awards and has sole discretion as to the interpretation and construction of any provision of the 1998 Stock Incentive Plan, and the determination of the terms and conditions of awards granted pursuant to the 1998 Stock Incentive Plan.  Awards will be evidenced by a written agreement or other document containing the terms and conditions of the awards.

The maximum number of shares with respect to which options or SARs may be granted in any fiscal year to any grantee who is a director, officer or employee of our corporation or any of its subsidiaries is 500,000 shares, subject to certain adjustments. The term of each award shall not exceed that permitted by any applicable regulator (presently 10 years from the date of grant), provided that the term of any incentive stock option shall not exceed 10 years, and provided further that if an incentive stock option is granted to a grantee who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of our corporation or any of its subsidiaries, the term of the incentive stock option shall not exceed 5 years. The right to exercise awards is limited in the event the participant ceases, for any reason, to be a director, employee or consultant of our corporation. Awards are generally not transferable or assignable, other than by will or by the laws of descent and distribution upon the demise of the award holder.

The committee has the discretion to determine the exercise or purchase price for any awards under the 1998 Stock Incentive Plan, except that: (a) the exercise or purchase price of any incentive stock option or any award intended to qualify as "Performance-Based Compensation" under Section 162(m) of the Internal Revenue Code may not be less than 100% of the fair market value of our common stock on the date of grant; and the exercise price of an incentive stock option granted to a grantee whose holdings exceed 10% of the voting power must be at least 110% of the fair market value on the date of grant.  The committee does not intend to grant any stock options for an exercise price less than 100% of the fair market value of our common stock on the date of grant.

Types of Awards

The 1998 Stock Incentive Plan permits the granting of:

•	stock options (including both incentive and non-qualified stock options),

•	stock appreciation rights ("SARs"),

•	restricted stock,

•	dividend equivalents rights,

•	performance awards (which may be "qualified performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code), and

•	other stock-based awards.

Stock options may be granted as either "Incentive Stock Options" under Section 422 of the Internal Revenue Code of 1986 or options which do not qualify as incentive stock options (which are commonly referred to as non-qualified stock options).  Stock appreciation rights generally entitle the grantee to acquire such number of common shares or such cash compensation as will be determined by reference to any appreciation in the value of our common shares in accordance with terms established by the committee.  Shares of restricted stock are generally issuable for such consideration (if any) and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as are established by the committee.  Dividend equivalent rights generally entitle the grantee to compensation measured by any dividends paid on our common shares.  Performance awards include “Performance Shares" that may be earned in whole or in part upon attainment of performance criteria established by the committee and "Performance Units" that may be earned in whole or in part upon attainment of performance criteria established by the committee and which may be settled in cash, common shares or other securities, or a combination of cash, common shares or other securities, as established by the committee.

Shares Available for Award Grants

If the amendment to the 1998 Stock Incentive Plan is approved by shareholders, the aggregate number of shares of our common stock that would be available for future issuance would be 4,481,967.  In the event of an equity restructuring of our Corporation that causes the per-share fair value of the our common stock to change (e.g., a stock dividend, stock split, spinoff, etc.), the committee will make equitable adjustments to the share limits described above, the number and type of shares subject to outstanding awards, and the purchase or exercise price of outstanding awards. In the case of any other corporate transaction or event, the committee may make adjustments in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the 1998 Stock Incentive Plan.

Shares that are subject to options or other awards that terminate, lapse or are cancelled or forfeited will be available again for grant under the 1998 Stock Incentive Plan.

Eligibility

Generally, employees, directors, officers and consultants of LML and its subsidiaries are eligible to receive options and other awards under the 1998 Stock Incentive Plan.  Incentive stock options may only be granted to employees and officers of the Corporation and its subsidiaries.  The committee currently intends to grant options and/or other awards to both eligible participants who are residents of the United States and those who are residents of Canada.  As of June 15, 2007, approximately 51 employees, officers and directors of LML are eligible as a class to be selected by the committee to receive options or other awards under the 1998 Stock Incentive Plan.

Withholding of Taxes

The Corporation may deduct, from any payment or distribution of shares under the 1998 Stock Incentive Plan, the amount of any tax required by law to be withheld with respect to such payment, or may require the participant to pay such amount to the Corporation prior to, and as a condition of, making such payment or distribution.

Termination and Amendment

The 1998 Stock Incentive Plan became effective in 1998 and may be suspended or terminated by the Board of Directors at any time, provided no such suspension or termination will adversely affect any then-outstanding options or other awards that have been granted under the plan.  The Board of Directors may at any time amend the 1998 Stock Incentive Plan, provided that the Board will obtain shareholder approval of any amendment if required under any applicable laws or under the rules of any regulatory agency.  Under applicable U.S. tax laws, a material amendment to a stock incentive plan (such as an amendment increasing the number of shares to be granted thereunder) effectively constitutes a re-adoption of the plan.  Accordingly, the 1998 Stock Incentive Plan will continue for a term of ten (10) years from the date of the last material amendment of the plan.

Federal Income Tax Consequences

The following discussion of the principal U.S. federal income tax consequences of participation in the 1998 Stock Incentive Plan is based on statutory authority, as well as judicial and administrative interpretations as of the date of this proxy statement, all of which are subject to change at any time (possibly with retroactive effect).  The following discussion pertains only to the tax laws of the U.S. and does not pertain to the tax laws of any other jurisdiction (including Canada).

Grant of Options and SARs

The grant of a stock option or SAR is not expected to result in any taxable income for the recipient.

Exercise of Options and SARs

Upon exercise of a non-qualified stock option, the option holder must recognize ordinary income equal to the excess of the fair market value of the shares of LML common stock acquired on the date of exercise over the exercise price, and the Corporation generally will be entitled at that time to an income tax deduction for the same amount. The holder of an incentive stock option generally will have no taxable income upon exercising the option (except that an alternative minimum tax liability may arise), and the Corporation will not be entitled to an income tax deduction. Upon exercise of an SAR, the amount of any cash received and the fair market value on the exercise date of any shares of LML common stock received are taxable to the recipient as ordinary income and generally deductible by the Corporation.

Disposition of Shares Acquired Upon Exercise of Options and SARs

The tax consequence upon a disposition of shares acquired through the exercise of an option or SAR will depend on how long the shares have been held and whether the shares were acquired by exercising an incentive stock option or by exercising a non-qualified stock option or SAR. Generally, there will be no tax consequence to the Corporation in connection with the disposition of shares acquired under an option or SAR, except that the Corporation may be entitled to an income tax deduction in the case of the disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding periods set forth in the Internal Revenue Code have been satisfied.

Awards Other than Options and SARs

As to other awards granted under the 1998 Stock Incentive Plan that are payable either in cash or shares of LML common stock that are either transferable or not subject to substantial risk of forfeiture, the holder of the award must recognize ordinary income equal to (a) the amount of cash received or, as applicable, (b) the excess of the (i) fair market value of the shares received (determined as of the date of receipt) over (ii) the amount (if any) paid for the shares by the holder of the award. The Corporation generally will be entitled at that time to an income tax deduction for the same amount.

As to an award that is payable in shares of LML common stock that are restricted as to transferability and subject to substantial risk of forfeiture, unless a special election is made by the holder of the award pursuant to the Internal Revenue Code, the holder must recognize ordinary income equal to the excess of (i) the fair market value of the shares received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (ii) the amount (if any) paid for the shares by the holder of the award. The Corporation generally will be entitled at that time to an income tax deduction for the same amount.

Income Tax Deduction

Subject to the usual rules concerning reasonable compensation, including the Corporation's obligation to withhold or otherwise collect certain income and payroll taxes, and assuming that, as expected, stock options, SARs and certain other performance awards paid under the 1998 Stock Incentive Plan are "qualified performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code, the Corporation generally will be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from awards made under the Plan.

Special Rules

 Special rules may apply to individuals subject to Section 16 of the Securities Exchange Act of 1934. In particular, unless a special election is made by the holder of the award pursuant to the Internal Revenue Code, shares received through the exercise of a stock option or SAR may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized and the amount of the Corporation's income tax deduction will be determined as of the end of that period.

Plan Benefits

The table below shows the aggregate number of awards granted under the 1998 Stock Incentive Plan during our fiscal year ended March 31, 2007 to (i) each Named Executive Officer named in the Summary Compensation Table in this proxy statement, (ii) each nominee for election as a director, and (iii) and each group specified below.  Additional information regarding grants of equity awards is contained in the "Equity Compensation Plan Information” and “Executive Compensation” sections in this proxy statement.  The amounts and types of options and other awards that will be granted in the future under the 1998 Stock Incentive Plan are not determinable because the committee in its discretion will make such determinations.

	Number of Shares Subject to Awards
Name or Group	Stock Options	Other Stock Based Awards

Patrick H. Gaines, President, CEO and a Director	0	0

Greg A. MacRae, Director	0	0

L. William Seidman, Director	25,000	0

Jacqueline Pace, Director	25,000	0

Richard R. Schulz, Controller and Chief Accounting Officer	0	0

Robert E. Peyton, Executive Vice-President of Information Technologies of LML Payment Systems Corp.	50,000	0

All Current Executive Officers as a Group(1)	50,000	0

Non-Employee Directors as a Group(2)	50,000	0

All Employees Who Are Not Executive Officers, as a Group	535,000	0

(1) Includes options granted to Mr. Peyton
(2) Includes options granted to Mr. Seidman and Ms. Pace

On June 15, 2007, the closing price of LML’s common stock on The NASDAQ Capital Market was $3.55 per share.

PROPOSAL FIVE – AMENDMENT OF BY-LAWS

Effective January 1, 2008, all securities listed on NASDAQ are required to be eligible for a Direct Registration System (“DRS”).  This listing requirement applies to all listed issuers including Canadian incorporated issuers such as the Corporation.  DRS enables an investor to have securities registered in the investor’s name without having a physical certificate issued to the investor and also allows the investor to transfer securities electronically to its broker-dealer in order to effect a transaction without the risk of delays associated with the use of physical certificates.

Our board of directors has approved, and recommends that our shareholders confirm, an amendment to Section 8.05 of our Bylaws to clarify the requirements with respect to the registration of transfers of the Corporation’s shares for which a certificate has not been issued.

The full text of the amendment to Section 8.05 of our Bylaws is as follows:

8.05           Registration of Transfer

Subject to the provisions of the Act, no transfer of shares shall be registered in a securities register except upon presentation of the certificate representing such shares with a transfer endorsed thereon or delivered therewith duly executed by the registered holder or by his attorney or successor duly appointed, or upon proper instructions from the holder of uncertificated shares, in each case together with such reasonable assurances or evidence of signature, identification and authority to transfer as the board may from time to time prescribe, upon payment of all applicable taxes and any fees prescribed by the board, upon compliance with such restrictions on transfer as are authorized by the articles and upon satisfaction of any lien referred to in Clause 8.11.

The foregoing amendment to our Bylaws became effective upon its adoption by our board of directors on June 20, 2007, but pursuant to the Business Corporations Act (Yukon), is subject to confirmation by our shareholders.  If the amendment is confirmed, or if it is confirmed with such further amendments as the shareholders may approve, it will continue in effect in the form in which it was so confirmed.  If the amendment is rejected by the shareholders, it will cease to be effective as at the date of our annual and special meeting.

The affirmative vote of a majority of the common shares represented in person or by proxy at our annual and special meeting is required to approve this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" AMENDING SECTION 8.05 OF OUR BYLAWS, TO CLARIFY THE REQUIREMENTS WITH RESPECT TO THE REGISTRATION OF TRANSFERS OF THE CORPORATION’S SHARES FOR WHICH A CERTIFICATE HAS NOT BEEN ISSUED.

INCLUSION OF FUTURE SHAREHOLDER PROPOSALS IN PROXY MATERIALS

All proposals of shareholders intended to be included in our proxy statement and form of proxy relating to our annual meeting of shareholders for the year ending March 31, 2008 (the "2008 Annual Meeting") must be received by our corporation no later than March 10, 2008 (assuming that the 2008 Annual Meeting is held on a date that is within 30 days from the date of our annual and special meeting of shareholders to be held on August 8, 2007).  All such proposals must comply with the requirements of Rule 14a-8 of Regulation 14A of the Securities Exchange Act of 1934 and Section 138 of the Business Corporations Act (Yukon), both of which set forth specific requirements and limitations applicable to nominations and proposals at annual meetings of shareholders.

For any shareholder proposal that is not submitted for inclusion in our proxy statement and form of proxy relating to the 2008 Annual Meeting pursuant to the processes of Rule 14a-8 of the Securities Exchange Act of 1934 or any proposal that is submitted under Section 138 of the Business Corporations Act (Yukon), notice of such proposal must be received by our corporation no later than May 22, 2008 (assuming that the 2008 Annual Meeting is held on a date that is within 30 days from the anniversary date of our annual and special meeting of shareholders to be held on August 8, 2007); otherwise, we may exercise, pursuant to Rule 14a-4(c)(1) of the Securities Exchange Act of 1934, discretionary voting authority under proxies we solicit for the 2008 Annual Meeting.

All shareholder proposals, notices and requests should be made in writing and sent via registered, certified or express mail, to our corporation at Suite 1680, 1140 West Pender Street, Vancouver, British Columbia V6E 4G1 Attention:  Carolyn Gaines, Corporate Secretary.

With respect to business to be brought before the 2007 annual and special meeting to be held on August 8, 2007, we have not received any notices from shareholders that we were required to include in this proxy statement.

“HOUSEHOLDING” OF PROXY MATERIAL

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements and annual reports to shareholders with respect to two or more shareholders sharing the same address by delivering a single copy of those documents addressed to those shareholders.  This process, which is commonly referred to as “householding”, potentially means extra conveniences for security holders and cost savings for companies.

This year, a number of brokers with accountholders who are shareholders of our corporation will be “householding” our proxy materials.  As indicated in the notice previously provided by these brokers to shareholders of our corporation, a single proxy statement and a single annual report to shareholders will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from an affected shareholder.  Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent.  If at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and/or a separate annual report to shareholders, please notify your broker, or call us at 604-689-4440 or write to us at LML Payment Systems Inc., Suite 1680, 1140 West Pender Street, Vancouver, British Columbia, Canada, V6E 4G1, Attn: Corporate Secretary.  We will deliver promptly upon written or oral request a separate copy of the proxy statement and/or a separate annual report to shareholders, as applicable, to a shareholder at a shared address to which a single copy of the documents was delivered.

Shareholders who currently receive multiple copies of the proxy statement and/or a separate annual report to shareholders at their address and would like to request “householding” of their communications should contact their broker.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as described under the heading “Executive Compensation”, since the beginning of the fiscal year ended March 31, 2007, we have not been a party to any transaction, proposed transaction, or series of transactions in which the amount involved exceeds $120,000, and in which, to our knowledge, any of the following persons had, or will have, a direct or indirect material interest: any director or executive officer of our corporation; any nominee for election as a director of our corporation; any beneficial owner of more than five percent of the outstanding shares of our common stock; or any member of the immediate family of any of the foregoing persons.

All transactions with related persons are reviewed, approved and ratified by the Audit Committee of our board of directors.  The Audit Committee is in the process of adopting a written policy with respect to the review, approval and ratification of transactions with related persons.

ANNUAL REPORT AND FINANCIAL STATEMENTS

Attention is directed to the financial statements contained in our Annual Report to Shareholders on Form 10-K for the year ended March 31, 2007.  A copy of the Annual Report to Shareholders on Form 10-K has been sent, or is concurrently being sent, to all shareholders of record as of June 26,2007.

AVAILABILITY OF FORM 10-K

A copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2007, which has been filed with the Securities and Exchange Commission, including the financial statements, but without exhibits, is available on our website at www.lmlpayment.com by clicking on “investor relations” and will be provided without charge to any shareholder or beneficial owner of our common shares upon written request to Carolyn L. Gaines, Corporate Secretary, LML Payment Systems Inc., Suite 1680 - 1140 West Pender Street, Vancouver, British Columbia V6E 4G1.

REGISTRAR AND TRANSFER AGENT

Our registrar and transfer agent is Computershare Investor Services Inc., 6th Floor, 530 - 8th Avenue, S.W., Calgary, Alberta, Canada, T2P 3S8 (facsimile (403) 267-6529).

SUBMITTING A PROXY VIA THE INTERNET OR BY TELEPHONE

For Shares Directly Registered in the Name of the Shareholder

Shareholders with shares registered directly with Computershare Investor Services Inc. may submit a proxy to vote those shares telephonically or via the Internet by following the instructions on the proxy card that they receive.

For Shares Registered in the Name of a Broker or a Bank

A number of brokers and banks are participating in a program provided through Broadridge Financial Solutions, Inc. (formerly known as ADP Investor Communication Services) in the United States and Broadridge Investor Communications Solutions, Canada (formerly known as ADP Investor Communications Canada) that offers telephone and Internet voting options.  This program is different from the program provided by Computershare for shares registered directly in the name of shareholders.  If your shares are held in an account with a broker or a bank participating in the Broadridge Solutions program, you may provide voting instructions to the broker or bank holding your shares telephonically by calling the telephone number shown on the voting form received from your broker or bank, or via the Internet at Broadridge Solutions’ website (www.proxyvote.com).

OTHER MATTERS TO COME BEFORE THE MEETING

In addition to the matters to be voted upon by the shareholders of our common shares, we will receive and consider both the Report of the Board of Directors to the Shareholders, and the financial statements of our corporation for the years ended March 31, 2007, March 31, 2006 and March 31, 2005, together with the auditors report thereon. These matters do not require shareholder approval, and therefore shareholders will not be required to vote upon these matters.

Except for the above-noted matters, our board of directors does not intend to bring any other matters before the meeting and does not know of any matters that will be brought before the meeting by others.  If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their good judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  THEREFORE, SHAREHOLDERS ARE URGED TO MARK, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY.

By Order of the Board of Directors:

Patrick H. Gaines
President and CEO
Dated: July 6, 2007

Appendix A

(included only with electronic filing of Schedule 14A with the SEC;
Appendix A is not a part of the proxy statement)

LML PAYMENT SYSTEMS INC.
(formerly Leisureways Marketing Ltd.)

1996 STOCK OPTION PLAN

1.	PURPOSE

The purpose of the Stock Option Plan (the "Plan") of Leisureways Marketing Ltd., a body corporate incorporated under the Company Act (British Columbia) (the "Company"), is to advance the interests of the Company by encouraging the directors, management and employees of the Company to acquire shares in the Company, thereby increasing their proprietary interest in the Company, encouraging them to remain associated with the Company and furnishing them with additional incentive in their efforts on behalf of the Company in the conduct of their affairs.

2.	ADMINISTRATION AND GRANTING OF OPTIONS

The Plan shall be administered by the Executive Committee of directors appointed from time to time by the Board of Directors of the Company, or, if no Executive Committee is appointed, by the President of the Company (such Executive Committee or, if no such committee is appointed, the President of the Company, is hereinafter referred to as the "Committee"), in either case subject to approval by the Board of Directors of the Company pursuant to rules of procedure fixed by the Board of Directors.

The Committee may from time to time designate directors, officers and employees or consultants of the Company (the "Participants") to whom Options to purchase common shares of the Company may be granted and the number of common shares to be optioned to each, provided that the total number of common shares to be optioned shall not exceed the number provided in Clauses  and  hereof.

3.	SHARES SUBJECT TO PLAN

Subject to adjustment as provided in Clause hereof, the shares to be offered under the Plan shall consist of shares of the Company's authorized but unissued common shares.  The aggregate number of shares to be delivered upon the exercise of all Options granted under the Plan shall not exceed the maximum number of shares permitted under the rules of any stock exchange on which the common shares are then listed or other regulatory body having jurisdiction.  The maximum number of shares has been fixed with the approval of the disinterested shareholders of the Company in general meeting at up to 10% of the issued and outstanding common shares.  If any Option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purpose of this Plan.

4.	NUMBER OF OPTIONED SHARES

The number of shares subject to an Option to a Participant shall be determined by the Committee, but no Participant shall be granted an Option which exceeds the maximum number of shares permitted under the rules of any stock exchange on which the common shares are then listed or other regulatory body having jurisdiction, which maximum number of shares is presently 5% of the issued and outstanding shares of the Company (on a non-diluted basis).

5.	VESTING

The Committee may, in its sole discretion, determine the time during which Options shall vest and the method of vesting or that no vesting restriction shall exist.

6.	MAINTENANCE OF SUFFICIENT CAPITAL

The Company shall at times during the term of the Plan reserve and keep available such numbers of shares as will be sufficient to satisfy the requirements of the Plan.

7.	PARTICIPATION

The Committee shall determine to whom Options shall be granted, the terms and provisions of the respective Option agreements, the time or times at which such Options shall be granted and the number of shares to be subject to each Option.  An individual who has been granted an Option may, if he is otherwise eligible, and if permitted by any stock exchange on which the common shares are then listed or other regulatory body having jurisdiction, be granted an additional Option or Options if the Committee shall so determine.

8.	EXERCISE PRICE

The exercise price of the shares covered by each Option shall be determined by the Committee.  The exercise price shall not be less than the price permitted by any stock exchange on which the common shares are then listed or other regulatory body having jurisdiction.

9.	DURATION OF OPERATION

Each Option and all rights thereunder shall be expressed to expire on the date set out in the Option agreements and shall be subject to earlier termination as provided in Clauses 11 and 12.

10.	OPTION PERIOD, CONSIDERATION AND PAYMENT

(a)
The Option Period shall be a period of time fixed by the Committee, not to exceed the maximum period permitted by any stock exchange on which the common shares are then listed or other regulatory body having jurisdiction, which maximum period is presently 10 years from the date the Option is granted, provided that the Option Period shall be reduced with respect to any Option as provided in Clauses  and  covering cessation as a director, officer, employee or consultant of the Company or death of the Participant.

(b)
Except as set forth in Clauses  and , no Option may be exercised unless the Participant is, at the time of such exercise, a director, officer, employee or consultant of the Company, and the requirements of the stock exchange upon which the Company's shares are listed for trading have been fulfilled.

(c)
The exercise of any Option will be contingent upon receipt by the Corporation at its head office of a written notice of exercise, specifying the number of shares with respect to which the Option is being exercised, accompanied by cash payment, certified cheque or bank draft for the full purchase price of such shares with respect to which the Option is exercised.  No Participant or his legal representatives, legatees or distributees will be, or will be deemed to be, a holder of any shares subject to an Option under this Plan unless and until the certificates for such shares are issued to such persons under the terms of the Plan.

11.	CEASING TO BE A DIRECTOR, OFFICER, EMPLOYEE OR CONSULTANT

Unless otherwise negotiated in writing by the Company, if a Participant shall cease to be a director, officer, employee or consultant of the Company for any reason (other than death), he may, but only within 30 days next succeeding his ceasing to be a director, officer, employee or consultant, exercise his Option to the extent that he was entitled to exercise it at the date of such cessation.

Nothing contained in the Plan, nor in any Option granted pursuant to the Plan, shall as such confer upon any Participant any right with respect to continuance as a director, officer, employee or consultant of the Company or of any affiliate.

12.	DEATH OF A PARTICIPANT

In the event of the death of a Participant, the Option previously granted to him shall be exercisable only within the 12 months next succeeding such death and then only:

(a)	by the person or persons to whom the Participant's rights under the Option shall pass by the Participant's will or the laws of descent and distribution; and

(b)	if and to the extent that he was entitled to exercise the Option at the date of his death.

13.	RIGHTS OF OPTIONEE

No person entitled to exercise any Option granted under the Plan shall have any of the rights or privileges of a shareholder of the Company in respect of any shares issuable upon exercise of such Option until certificates representing such shares shall have been issued and delivered.

14.	PROCEEDS FROM SALE OF SHARES

The proceeds from sale of shares issued upon the exercise of the Options shall be added to the general funds of the Company and shall thereafter be used from time to time for such corporate purposes as the Committee may determine and direct.

15.	ADJUSTMENTS

Appropriate adjustments in the number of common shares optioned and in the Option price per share, as regards, Options granted or to be granted, may be made by the Committee in its discretion to give effect to adjustments in the number of common shares of the Company resulting subsequent to the approval of the Plan by the Committee from subdivisions, consolidations or reclassification of the common shares of the Company, the payment of stock dividends by the Company or other relevant changes in the capital of the Company.

16.	TRANSFERABILITY

All benefits, rights and Options accruing to the Participant in accordance with the terms and conditions of the Plan shall not be transferrable or assignable unless specifically provided herein.  During the lifetime of a Participant any benefits, rights and Options may only be exercised by the Participant.

17.	AMENDMENT AND TERMINATION OF PLAN

The Committee may, at any time, suspend or terminate the Plan.  The Board of Directors may also at any time amend or revise the terms of the Plan, PROVIDED that no such amendment or revision shall alter the terms of any Options theretofore granted under the Plan.

18.	NECESSARY APPROVALS

The ability of the Options to be exercised and the obligation of the Company to issue and deliver shares in accordance with the Plan is subject to any approvals which may be required from the shareholders of the Company, any regulatory authority or stock exchange having jurisdiction over the securities of the Company.  If any shares cannot be issued to the Participant for whatever reason, the obligation of the Company to issue such shares shall terminate and any Option exercise price paid to the Company will be returned to the Participant.

19.	PRIOR PLANS

The Plan shall entirely replace and supersede any prior share option plans, if any, enacted by the Board of Directors of the Company or its predecessor corporations.

20.	EFFECTIVE DATE OF PLAN

The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company.

LML PAYMENT SYSTEMS INC.
(formerly Leisureways Marketing Ltd.)

AMENDMENT TO 1996 STOCK OPTION PLAN
(Amended as at August 31, 1998)

The 1996 Stock Option Plan (the “Plan”) of Leisureways Marketing Ltd. (the “Company”) is hereby amended to reflect the change in the number of shares subject to the Plan.  Accordingly, paragraph 3 of the Plan is amended to read as follows:

3.           SHARES SUBJECT TO PLAN

The shares subject to this Plan shall be the Company's common shares, without par value (the "Common Shares"), presently authorized but unissued or subsequently acquired by the Company.  Subject to adjustment as provided in Section 15, the aggregate amount of Common Shares to be delivered upon the exercise of all options granted under this Plan shall not exceed 1,500,000 shares as such Common Shares were constituted on the effective date of this Plan.  If any option granted under this Plan shall expire or be cancelled or terminated for any reason without having been exercised in full, the unpurchased shares subject thereto shall thereupon again be available for purposes of this Plan.

In all other respects the Plan shall remain the same.

LML PAYMENT SYSTEMS INC

AMENDMENT TO 1996 STOCK OPTION PLAN
(Amended as at September 30, 1999)

The 1996 Stock Option Plan (the “Plan”) of LML Payment Systems Inc. (formerly Leisureways Marketing Ltd. (the “Company”) is hereby amended to reflect the increase in the number of shares subject to the Plan.  Accordingly, paragraph 3 of the Plan is amended to read as follows:

3.           SHARES SUBJECT TO PLAN

The shares subject to this Plan shall be the Company's common shares, without par value (the "Common Shares"), presently authorized but unissued or subsequently acquired by the Company.  Subject to adjustment as provided in Section 15, the aggregate amount of Common Shares to be delivered upon the exercise of all options granted under this Plan shall not exceed 2,500,000 shares as such Common Shares were constituted on the effective date of this Plan.  If any option granted under this Plan shall expire or be cancelled or terminated for any reason without having been exercised in full, the unpurchased shares subject thereto shall thereupon again be available for purposes of this Plan.

In all other respects the Plan shall remain the same.

LML PAYMENT SYSTEMS INC.

AMENDMENT TO 1996 STOCK OPTION PLAN
(Amended as at September 18, 2000)

The 1996 Stock Option Plan (the “Plan”) of LML Payment Systems Inc. (formerly Leisureways Marketing Ltd.) (the “Company”) is hereby amended to reflect the increase in the number of shares subject to the Plan.  Accordingly, paragraph 3 of the Plan is amended to read as follows:

3.           SHARES SUBJECT TO PLAN

The shares subject to this Plan shall be the Company's common shares, without par value (the "Common Shares"), presently authorized but unissued or subsequently acquired by the Company.  Subject to adjustment as provided in Section 15, the aggregate amount of Common Shares to be delivered upon the exercise of all options granted under this Plan shall not exceed 3,000,000 shares as such Common Shares were constituted on the effective date of this Plan.  If any option granted under this Plan shall expire or be cancelled or terminated for any reason without having been exercised in full, the unpurchased shares subject thereto shall thereupon again be available for purposes of this Plan.

In all other respects the Plan shall remain the same.

Appendix B

(included only with electronic filing of Schedule 14A with the SEC;
Appendix B is not a part of the proxy statement)

LML PAYMENT SYSTEMS INC.
(formerly Leisureways Marketing Ltd.)

1998 STOCK INCENTIVE PLAN

1.
Purposes of the Plan.  The purposes of this Stock Incentive Plan are to attract and retain the best available personnel, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company’s business.

2.	Definitions. As used herein, the following definitions shall apply:

(a)	“Administrator” means the Board or any of the Committees appointed to administer the Plan.

(b)	“Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

(c)
“Applicable Laws” means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein.

(d)	“Award” means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Performance Unit, Performance Share, or other right or benefit under the Plan.

(e)	“Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

(f)	“Board” means the Board of Directors of the Company.

(g)
“Cause” means, with respect to the termination by the Company or a Related Entity of the Grantee’s Continuous Service, that such termination is for “Cause” as such term is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee’s:  (i) refusal or failure to act in accordance with any specific, lawful direction or order of the Company or a Related Entity; (ii) unfitness or unavailability for service or unsatisfactory performance (other than as a result of Disability); (iii) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; (iv) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or (v) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person.  At least 30 days prior to the termination of the Grantee’s Continuous Service pursuant to (i) or (ii) above, the Administrator shall provide the Grantee with notice of the Company’s or such Related Entity’s intent to terminate, the reason therefor, and an opportunity for the Grantee to cure such defects in his or her service to the Company’s or such Related Entity’s satisfaction.  During this 30 day (or longer) period, no Award issued to the Grantee under the Plan may be exercised or purchased.

(h)	“Change in Control” means a change in ownership or control of the Company effected through either of the following transactions:

(i)
the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept, or

(ii)
a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

(i)	“Code” means the U.S. Internal Revenue Code of 1986, as amended.

(j)	“Committee” means any committee appointed by the Board to administer the Plan.

(k)	“Common Stock” means the common stock of the Company.

(l)	“Company” means Leisureways Marketing Ltd., a Yukon corporation.

(m)
“Consultant” means any person (other than an Employee or, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(n)
“Continuing Directors” means members of the Board who either (i) have been Board members continuously for a period of at least thirty-six (36) months or (ii) have been Board members for less than thirty-six (36) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

(o)
“Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant, is not interrupted or terminated.  Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers between locations of the Company or among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement).  An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.  For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.

(p)	“Corporate Transaction” means any of the following transactions:

(i)	a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the jurisdiction in which the Company is organized;

(ii)
the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company’s subsidiary corporations) in connection with the complete liquidation or dissolution of the Company; or

(iii)
any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

(q)	“Covered Employee” means an Employee who is a “covered employee” under Section 162(m)(3) of the Code.

(r)	“Director” means a member of the Board or the board of directors of any Related Entity.

(s)
“Disability” means that a Grantee is permanently unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment.  A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

(t)	“Dividend Equivalent Right” means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.

(u)
“Employee” means any person, including an Officer or Director, who is an employee of the Company or any Related Entity.  The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(v)	“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

(w)	“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)
Where there exists a public market for the Common Stock, the Fair Market Value shall be (A) the closing price for a Share for the last market trading day prior to the time of the determination (or, if no closing price was reported on that date, on the last trading date on which a closing price was reported) on the stock exchange determined by the Administrator to be the primary market for the Common Stock or the Nasdaq National Market, whichever is applicable or (B) if the Common Stock is not traded on any such exchange or national market system, the average of the closing bid and asked prices of a Share on the Nasdaq Small Cap Market for the day prior to the time of the determination (or, if no such prices were reported on that date, on the last date on which such prices were reported), in each case, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(ii)	In the absence of an established market for the Common Stock of the type described in (i), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

(x)	“Grantee” means an Employee, Director or Consultant who receives an Award pursuant to an Award Agreement under the Plan.

(y)	“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(z)	“Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(aa)	“Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(bb)	“Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

(cc)	“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(dd)	“Performance - Based Compensation” means compensation qualifying as “performance-based compensation” under Section 162(m) of the Code.

(ee)	“Performance Shares” means Shares or an Award denominated in Shares which may be earned in whole or in part upon attainment of performance criteria established by the Administrator.

(ff)
“Performance Units” means an Award which may be earned in whole or in part upon attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

(gg)	“Plan” means this 1998 Stock Incentive Plan.

(hh)
“Related Entity” means any Parent, Subsidiary and any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(ii)
“Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

(jj)	“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

(kk)	“SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

(ll)	“Share” means a share of the Common Stock.

(mm)	“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(nn)
“Related Entity Disposition” means the sale, distribution or other disposition by the Company of all or substantially all of the Company’s interests in any Related Entity effected by a sale, merger or consolidation or other transaction involving that Related Entity or the sale of all or substantially all of the assets of that Related Entity.

3.	Stock Subject to the Plan.

(a)
Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is 1,000,000 Shares. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

(b)
Any Shares covered by an Award (or portion of an Award) which is forfeited or canceled, expires or is settled in cash, shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan.  If any unissued Shares are retained by the Company upon exercise of an Award in order to satisfy the exercise price for such Award or any withholding taxes due with respect to such Award, such retained Shares subject to such Award shall become available for future issuance under the Plan (unless the Plan has terminated).  Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

4.	Administration of the Plan.

(a)	Plan Administrator.

(i)
Administration with Respect to Directors and Officers.  With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3, if applicable.  Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(ii)
Administration With Respect to Consultants and Other Employees.  With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws.  Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.  The Board may authorize one or more Officers to grant such Awards and may limit such authority as the Board determines from time to time.

(iii)
Administration With Respect to Covered Employees.  Notwithstanding the foregoing, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation.  In the case of such Awards granted to Covered Employees, references to the “Administrator” or to a “Committee” shall be deemed to be references to such Committee or subcommittee.

(iv)
Administration Errors.  In the event an Award is granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

(b)
Powers of the Administrator.  Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

(i)	to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

(ii)	to determine whether and to what extent Awards are granted hereunder;

(iii)	to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

(iv)	to approve forms of Award Agreements for use under the Plan;

(v)	to determine the terms and conditions of any Award granted hereunder;

(vi)
to amend the terms of any outstanding Award granted under the Plan, including a reduction in the exercise price (or base amount on which appreciation is measured) of any Award to reflect a reduction in the Fair Market Value of the Common Stock since the grant date of the Award, provided that any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent;

(vii)
the Administrator shall have the right to suspend the right of a holder to exercise all or part of a stock option for any reason that the Administrator considers in the best interest of the Corporation;

(viii)
to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favorable treatment under such laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan; and

(ix)	to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

(c)	Effect of Administrator’s Decision. All decisions, determinations and interpretations of the Administrator shall be conclusive and binding on all persons.

5.
Eligibility.  Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.  Incentive Stock Options may be granted only to Employees of the Company, a Parent or a Subsidiary.  An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards.  Awards may be granted to such Employees, Directors or Consultants who are residing in foreign jurisdictions as the Administrator may determine from time to time.

6.	Terms and Conditions of Awards.

(a)
Type of Awards.  The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) an Option, a SAR or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or (iii) any other security with the value derived from the value of the Shares.  Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Dividend Equivalent Rights, Performance Units or Performance Shares, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

(b)
Designation of Award.  Each Award shall be designated in the Award Agreement.  In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option.  However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation,  shall be treated as Non-Qualified Stock Options.  For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is granted.

(c)
Conditions of Award.  Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria.  The performance criteria established by the Administrator may be based on any one of, or combination of, increase in share price, earnings per share, total stockholder return, return on equity, return on assets, return on investment, net operating income, cash flow, revenue, economic value added, personal management objectives, or other measures of performance selected by the Administrator.  Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

(d)
Acquisitions and Other Transactions.  The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

(e)
Deferral of Award Payment.  The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award.  The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

(f)
Award Exchange Programs.  The Administrator may establish one or more programs under the Plan to permit selected Grantees to exchange an Award under the Plan for one or more other types of Awards under the Plan on such terms and conditions as determined by the Administrator from time to time.

(g)
Separate Programs.  The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

(h)
Individual Option and SAR Limit.  The maximum number of Shares with respect to which Options and SARs may be granted to any Employee in any fiscal year of the Company shall be 500,000 Shares.  The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below.  To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation with respect to an Employee, if any Option or SAR is canceled, the canceled Option or SAR shall continue to count against the maximum number of Shares with respect to which Options and SARs may be granted to the Employee.  For this purpose, the repricing of an Option (or in the case of a SAR, the base amount on which the stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Common Stock) shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.

(i)
Early Exercise.  The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award.  Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

(j)
Term of Award.  The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term of an Incentive Stock Option shall be no more than ten (10) years from the date of grant thereof.  However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.

(k)
Transferability of Awards.  Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee; provided, however, that the Grantee may designate a beneficiary of the Grantee’s Incentive Stock Option in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator.  Other Awards shall be transferable to the extent provided in the Award Agreement.

(l)
Time of Granting Awards.  The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other date as is determined by the Administrator.  Notice of the grant determination shall be given to each Employee, Director or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

7.	Award Exercise or Purchase Price, Consideration, Taxes and Reload Options.

(a)	Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows:

(i)	In the case of an Incentive Stock Option:

(A)
granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

(B)
granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(ii)
In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant unless otherwise determined by the Administrator.

(iii)
In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iv)	In the case of other Awards, such price as is determined by the Administrator.

(v)
Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(d), above, the exercise or purchase price for the Award shall be determined in accordance with the principles of Section 424(a) of the Code.

(b)
Consideration.  Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant).  In  addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:

(i)	cash;

(ii)	check;

(iii)
surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Award) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised (but only to the extent that such exercise of the Award would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price unless otherwise determined by the Administrator); or

(iv)	any combination of the foregoing methods of payment.

(c)
Taxes.  No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any foreign, federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option.  Upon exercise of an Award, the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations.

(d)
Reload Options.  In the event the exercise price or tax withholding of an Option is satisfied by the Company or the Grantee’s employer withholding Shares otherwise deliverable to the Grantee, the Administrator may issue the Grantee an additional Option, with terms identical to the Award Agreement under which the Option was exercised, but at an exercise price as determined by the Administrator in accordance with the Plan.

8.	Exercise of Award.

(a)	Procedure for Exercise; Rights as a Stockholder.

(i)	Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

(ii)
An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised.  Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to an Award, notwithstanding the exercise of an Option or other Award.  The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Award.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Award Agreement or Section 10, below.

(b)	Exercise of Award Following Termination of Continuous Service.

(i)
An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee’s Continuous Service only to the extent provided in the Award Agreement.

(ii)
Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee’s Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

(iii)
Any Award designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee’s Continuous Service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

(c)
Buyout Provisions.  The Administrator may at any time offer to buy out for a payment in cash or Shares, an Award previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Grantee at the time that such offer is made.

9.	Conditions Upon Issuance of Shares.

(a)
Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)
As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

10.
Adjustments Upon Changes in Capitalization.  Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock to which Section 424(a) of the Code applies; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”  Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive.  Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

11.	Corporate Transactions/Changes in Control/Related Entity Dispositions. Except as may be provided in an Award Agreement:

(a)
The Administrator shall have the authority, exercisable either in advance of any actual or anticipated Corporate Transaction, Change in Control or Related Entity Disposition or at the time of an actual Corporate Transaction, Change in Control or Related Entity Disposition and exercisable at the time of the grant of an Award under the Plan or any time while an Award remains outstanding, to provide for the full automatic vesting and exercisability of one or more outstanding unvested Awards under the Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such Awards in connection with a Corporate Transaction, Change in Control or Related Entity Disposition, on such terms and conditions as the Administrator may specify.  The Administrator also shall have the authority to condition any such Award vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Service of the Grantee within a specified period following the effective date of the Corporate Transaction, Change in Control or Related Entity Disposition.  The Administrator may provide that any Awards so vested or released from such limitations in connection with a Change in Control or Related Entity Disposition, shall remain fully exercisable until the expiration or sooner termination of the Award.  Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate unless assumed by the successor company or its parent.

(b)
The portion of any Incentive Stock Option accelerated under this Section 11 in connection with a Corporate Transaction, Change in Control or Related Entity Disposition shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded.  To the extent such dollar limitation is exceeded, the accelerated excess portion of such Option shall be exercisable as a Non-Qualified Stock Option.

12.
Effective Date and Term of Plan.  The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company.  It shall continue in effect for a term of ten (10) years unless sooner terminated.  Subject to Section 17, below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

13.	Amendment, Suspension or Termination of the Plan.

(a)
The Board may at any time amend, suspend or terminate the Plan. To the extent necessary to comply with Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

(b)	No Award may be granted during any suspension of the Plan or after termination of the Plan.

(c)
Any amendment, suspension or termination of the Plan (including termination of the Plan under Section 13(a), above) shall not affect Awards already granted, and such Awards shall remain in full force and effect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company.

14.	Reservation of Shares.

(a)	The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

(b)
The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15.
No Effect on Terms of Employment/Consulting Relationship.  The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the Company’s right to terminate the Grantee’s Continuous Service at any time, with or without cause.

16.
No Effect on Retirement and Other Benefit Plans.  Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation.  The Plan is not a “Retirement-Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

17.
Stockholder Approval. The Plan shall be subject to the Plan’s approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Company’s Board of Directors.  Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws.  The Administrator may grant Awards under the Plan prior to approval by the stockholders, but until such approval is obtained, no such Aware shall be exercisable.  In the event that stockholder approval is not obtained within the twelve (12) month period provided above, all Awards previously granted under the Plan shall be cancelled and of no force or effect.

LML PAYMENT SYSTEMS INC

AMENDMENT TO 1998 STOCK INCENTIVE PLAN
(Amended as at September 18, 2000)

The 1998 Stock Incentive Plan (the “Plan”) of LML Payment Systems Inc. (formerly Leisureways Marketing Ltd.) (the “Company”) is hereby amended to reflect the increase in the number of shares subject to the Plan.  Accordingly, paragraph 3(a) of the Plan is amended to read as follows:

3.           Stock Subject to the Plan

Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is 3,000,000 Shares.  The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

In all other respects the Plan shall remain the same.

Computershare
9th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

Form of Proxy - Annual and Special Meeting to be held on August 8, 2007

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1.
Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse)

2.
If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.

3.	This proxy should be signed in the exact manner as the name appears on the proxy.

4.	If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.

5.
The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.

6.
The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7.	This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before the meeting.

8.	This proxy should be read in conjunction with the accompanying documentation provided by Management.

Proxies submitted must be received by 5:00 pm, Eastern Time, on Monday, August 6, 2007.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone	To Vote Using the Internet

Call the number listed BELOW from a touch-tone telephone	Got o the following web site:
1-866-732-VOTE (8683) Toll Fr	www.investorvote.com

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER, HOLDER ACCOUNT NUMBER and ACCESS NUMBER listed below.

CONTROL NUMBER	014249	HOLDER ACCOUNT NUMBER	C9999999999	ACCESS NUMBER	99999

Appointment of Proxyholder

I/We, being holder(s) of LML Payment Systems Inc. hereby appoint: Patrick H. Gaines, or failing him, Greg A. MacRae	or	Enter the name of the person you are appointing if this person is someone other than the foregoing.

as my/our proxyholder with full power of substitution and to vote in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual and Special Meeting of LML Payment Systems Inc. to be held at The Renaissance Vancouver Hotel, 1133 West Hastings Street, Vancouver, British Columbia on August 8, 2007 at 10:00 a.m. local time and at any adjournment thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES

1. Election of Directors
	For	Withhold		For	Withhold		For	Withhold
01. Patrick H. Gaines	□	□	02. Greg A. MacRae	□	□	03. Jacqueline Pace	□	□

04. L. William Seidman	□	□

	For	Withhold
2.Appointment of Auditors
To appoint Grant Thornton LLP as Auditors of the Corporation for the ensuing year and authorizing the Directors to fix their remuneration.	□	□

	For	Against
3.Amending the Corporation's 1996 Stock Option Plan
To approve the amendment of the Corporation's 1996 Stock Option Plan to increase the number of common share purchase options granted or to be granted thereunder by 3,000,000 common shares.	□	□

	For	Against
4.Amending the Corporation's 1998 Stock Incentive Plan
To approve the amendment of the Corporation's 1998 Stock Incentive Plan to increase the number of common share purchase options granted or to be granted thereunder by 3,000,000 common shares.	□	□

	For	Against
5.Amending Corporation's Bylaws
To amend Section 8.05 of the Corporation's Bylaws to clarify the requirements with respect to the registration of transfers of the Corporation's shares for which a certificate has not been issued.	□	□

Authorized Signature(s) - This section must be completed- for your instructions to be executed.		Signature	Date

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.
Mm/dd/yy

Interim Financial Statements		Annual Report
Mark this box if you would like to receive interim financial statements and accompanying Management’s Discussion and Analysis by mail.	□	Mark this box if you would NOT like to receive the Annual Report and accompanying Management’s Discussion and Analysis by mail	□

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.